As filed with the Securities and Exchange Commission on February 25, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: June 30

Date of reporting period: July 1, 2013 – December 31, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

Auxier Focus Fund

Semi-Annual Report

December 31, 2013
(Unaudited)

Fund Adviser:
Auxier Asset Management LLC
5285 Meadows Road
Suite 333
Lake Oswego, Oregon 97035

Toll Free: (877) 3AUXIER or (877) 328-9437

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2013

AUXIER FOCUS FUND
PERFORMANCE UPDATE
DECEMBER 31, 2013

ANNUALIZED
	Inception *	Ten Year	Five Year	Three Year	One Year
Auxier Focus Fund Investor Class Shares	7.56%	7.26%	14.32%	12.43%	23.81%
S&P 500 Index	3.85%	7.41%	17.94%	16.18%	32.39%
CUMULATIVE
	Inception *	Ten Year	Five Year	Three Year	One Year
Auxier Focus Fund Investor Class Shares	187.41%	101.61%	95.23%	42.13%	23.81%
S&P 500 Index	72.74%	104.30%	128.19%	56.82%	32.39%
* Fund inception: July 9, 1999

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Auxier Focus Fund’s (the “Fund”) Investor Class Share’s annual operating expense ratio (gross) is 1.28%. The Fund’s adviser has contractually agreed to waive a portion of its fee and/or reimburse Fund expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) to 1.25%, which is in effect until October 31, 2015. Other share classes may vary. The Fund charges a 2.00% redemption fee on shares redeemed within six months of purchase.  For the most recent month-end performance, please call (877)328-9437 or visit the Advisor’s website at www.auxierasset.com. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

Year End 2013 Commentary

Auxier Focus Fund returned 7.63% in fourth quarter 2013 and 23.81% for the year. The Standard & Poor’s 500 Stock Index gained 10.51% for the quarter and 32.39% for the year. As of December 31, 2013 the Fund was positioned in 74% U.S. equities, 2% fixed income, 14% foreign stocks and 10% cash. Since the Fund’s founding (July 9, 1999), a hypothetical $10,000 investment would have grown to $28,741 vs. just $17,274 for the S&P 500. That’s a 159% performance advantage over the period. We continue to view the power of compounding as our most important focus. We designed the Fund to have a wide and flexible investment mandate in seeking compelling value for the portfolio.

Profiting From Powerful Tailwinds

The fourth quarter saw continued economic strength in autos, housing, energy production and energy exports. Improved consumer confidence helped fuel the fastest increase in consumer spending in three years. The boom in energy exports is materially adding to the strength of the U.S. economy (1% to GDP).  A key to market valuations is the inflation rate, which for the full year still registered less than 2% at both the producer and consumer level. Corporate earnings advanced less than 7% for 2013. But a combination of factors encouraged investors to pay higher multiples of earnings overall in the equity markets. The factors include the Federal Reserve’s accommodative monetary policy, low inflation, lower commodity costs, and moderate capital spending. Reflecting this low inflation environment, the price of gold fell 28% and Treasury Inflation-Protected Securities

1

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2013

(TIPS) slipped 8.6%. In peace time we often have had deflation, in part because advances in technology and free markets have helped to keep a lid on prices. On a recent agriculture research trip, I was amazed at new innovation including drones, driverless tractors and GPS. The output is impressive. In a free functioning economy, there is more risk in productivity gluts—not shortages.

We are constantly monitoring the supply and demand, the cause and effect in different markets. The U.S. Federal Reserve purchased some $1 trillion in net assets in 2013. In addition, corporate stock buybacks were close to $500 billion (much with borrowed money). That amount is second only to 2007 when $589 billion was retired. The combined $1.5 trillion in buying power can meaningfully move markets. Unfortunately, there are no guarantees that these actions by the Fed and corporations are necessarily wise moves. After the 2007 record buyback, stocks plummeted over 40%. Remember, everyone looks like a financial genius using leverage in an up market.

Portfolio Highlights

Top Holdings on 12/31/2013	% Assets
Molson Coors Brewing	3.8
Tesco	3.2
Pepsico	3.1
Bank of New York Mellon	2.6
BP (British Petroleum)	2.2
America Movil	2.2
Philip Morris	2.1
Telefonica	2.0
Merck	2.0
Microsoft	1.9

Healthcare stocks in the Fund had a strong fourth quarter and year. CVS’s 26% performance for the quarter is reflective of the fact that 10,000 Americans turn 65 every day and will for the next 15 years. Businesses that are able to serve this growing segment with improving service, innovation, technology, product quality and value should continue to win. Many of the healthcare names that we “planted” a couple of years ago in the height of panic have been returning to favor. Abbott Labs, Johnson & Johnson and Merck are a few examples of the value added by a “shrink to grow” managerial behavior. MasterCard and Visa are enjoying the trend away from cash and toward digital payments—although they are now looking more fully priced. Split offs and spin offs in the energy sector led to exciting returns as Valero rose 48% for the quarter while spinning off CST Brands. Companies like ConocoPhillips and British Petroleum have been breaking up, pruning low returning assets and returning the proceeds to shareholders in the form of higher dividends and buybacks.  Such “event driven” investments are very important when prices are high as the returns are less dependent on the overall supply and demand of the market. Fund performance has been negatively impacted by turnarounds like global supermarket operator Tesco PLC. Retailers in general, even world-class operators, are suffering from a glut of stores fostered by a rapid transformation to online and mobile shopping. While we don’t see much more downside, the execution has been disappointing—slower than expected. Over the long term this approach to buying high-quality assets during distressed times has been a winner. It is often difficult to gauge the timeline.

In this age of exchange traded funds (ETFs) we continue to price each individual portfolio security by hand every day. We start with a deep study of the balance sheet of each holding. Famed physicist Albert Einstein said, “compound interest was not only man’s greatest invention, but it was the most powerful force on earth.” We don’t want to leave our results to chance. Warren Buffett has said, risk management is too important to be left to a committee, and risk is not knowing what you are doing.  Just as “velocity banking” led to a misunderstanding of risk, I fear the mentality of “velocity investing” through the proliferation of financial products could end badly because the process of price discovery is very difficult.  That may be a fair characterization of a great percentage of market participants today. We want to work to maintain high odds of success through dedicated research on each holding over years, not days.

We have been attracted in the past couple of years by stock prices in the UK, as well as the leadership of Prime Minister David Cameron. He has moved toward privatizations (e.g., post office), cutting of taxes and reducing regulations. We see opportunity in the consolidation of the European cable and phone industries. Mexico is

2

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2013

embarking on some hugely positive policies, unleashing new competition into industries like energy, education, and telecommunications.

Benefiting From Global Insecurity

The dangers of poor economic leadership are much more visible today in countries like Argentina and Venezuela that have moved away from free markets and toward policies favoring government control. The result: shortages, currency devaluations and surging inflation. Grants Interest Rate Observer (1/24/2014) recently did an excellent job highlighting the problems of a Chinese command economy, where the mandate was rapid growth in Chinese lending.

Writes Grants: “The world has never seen the likes of China’s credit frenzy. From year-end 2008 through the third quarter of 2013, assets on the balance sheets of Chinese banks grew by $15.1 trillion to $24.3 trillion. That growth in assets is greater than today’s $14.6 trillion stock assets at America’s commercial banks. For further perspective, China’s GDP is reported to sum to $8.9 trillion, America’s to $16.7 trillion (U.S. national income data should be taken with a grain of salt; for China’s, empty the cellar). China’s bank footings represent 33.1% of world GDP, though China’s economic output amounts to just 12.2% of world GDP. In 1994, when Japan had the world on a string, Japanese output peaked at 17.9% of global production; in the same year, Japanese banking assets topped out at 27.3% of world GDP. Nineteen years later, Japan’s share of earthly GDP has shrunk to 6.8%, its banking assets to 11.8% of that all-in figure.”

We may be in a period like 1995. Recall that the U.S. was perceived to be a stronger and safer bet, blessed with our rule of law and business ethics, after the economic downturn in Japan and the 50% Mexican Peso devaluation in 1994. As the Fed withdraws stimulus, more emerging market devaluations could follow, leading investors to favor high-quality U.S. based corporations. In addition, the U.S. has a large but unpublicized peace dividend with the winding down of two wars. One must not underestimate the dramatic positive effect of North American energy independence. In fact, since 1976 the U.S. has committed over $7 trillion in resources related to defending Middle East oil. That is a lot of capex!  The new technology in energy production (hydraulic fracking, horizontal drilling, and alternatives) should greatly diminish the need for such massive spending in the Middle East going forward. This in turn can be reinvested in more jobs, creating apprenticeships, etc.

Outlook

On a short term basis, the U.S. market is long overdue for a correction. Bullish sentiment has reached extremes (61.6%, according to Investors Intelligence) and margin debt has reached peak levels. With companies like Twitter selling over sixty times sales and 400 days without a meaningful correction, a pullback is needed and healthy. We are mindful of the “electronic herd,” having navigated through numerous crashes in the past thirty years. Easy money has always led to misallocations of capital. As the Fed returns to a more normalized posture, the unwinding of carry trades across the globe will take place leading to market disruptions as the market purges excesses. Whenever investors forget about “price” and allocate funds based on “momentum,” the margin of safety diminishes, especially when combined with borrowed money.  It is helpful to revisit the March 2000 NASDAQ peak of 5048 and the subsequent drop to 1114 by the end of 2002, a decline of 78%. More recently the safety of gold has been questioned with a 28% drop—the worst in thirty years. The mindless stretch for extra yield is another killer of the compounded return. Whenever an asset class becomes popular, and thus overpriced, it is no longer safe. The math on compounding demands investors focus on the downside, as a 50% drop requires a 100% gain just to break even. There are exciting transformations taking place in the United States. Innovation-driven entrepreneurship is leading to what MIT researchers are calling a “second industrial revolution.” However, we prefer to fish among mundane, well nurtured businesses that utilize cutting edge technology to sell everyday products but are not magnets for fast moving capital. Those with a focus on execution, enhancing the customer

3

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2013

experience and building intrinsic shareholder value should do well in this period of heightened global transparency.

We appreciate your trust,

Jeff Auxier

Fund returns (i) assume the reinvestment of all dividends and capital gain distributions and (ii) would have been lower during the period if certain fees and expenses had not been waived. Performance shown is for the Fund’s Investor Class shares; returns for other share classes will vary. Performance for Investor Class shares for periods prior to December 10, 2004 reflects performance of the applicable share class of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The performance of the Fund’s Investor Class shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.

The Fund may invest in value and/or growth stocks. Investments in value stocks are subject to risk that their intrinsic value may never be realized and investments in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. In addition, the Fund may invest in mid-sized companies which generally carry greater risk than is customarily associated with larger companies. Moreover, if the Fund's portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. An increase in interest rates typically causes a fall in the value of a debt security (Fixed-Income Securities Risk) with corresponding changes to the Fund’s value.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on 500 widely held common stocks. One cannot invest directly in an index or average.

The views in this shareholder letter were those of the Fund Manager as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

4

AUXIER FOCUS FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2013

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Fund compared with the performance of the benchmark, the S&P 500 Index ("S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the Fund's classes includes the maximum sales charge of 5.75% (A Shares only) and operating expenses that reduce returns, while the total return of the S&P 500 does not include the effect of sales charges and expenses. A Shares are subject to a 1.00% contingent deferred sales charge on shares purchased without an initial sales charge and redeemed less than one year after purchase. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Investor Shares vs. S&P 500 Index

Average Annual Total Returns Periods Ended December 31, 2013:	1 Year	5 Years	10 Years	Since Inception(1)
Investor Shares	23.81%	14.32%	7.26%	7.56%
S&P 500 Index (Since July 9, 1999)	32.39%	17.94%	7.41%	3.85%
A Shares (with sales charge)(2)(3)	16.72%	12.95%	6.63%	7.12%
Institutional Shares(3)	24.17%	14.40%	7.30%	7.59%

(1)	Investor, A Shares and Institutional Shares commenced operations on July 9, 1999, July 8, 2005, and May 9, 2012, respectively.
(2)
Due to shareholder redemptions on August 21, 2005, net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented for the period August 21, 2005 to September 22, 2005 reflects performance of Investor Shares of the Fund.

(3)
For A Shares and Institutional Shares, performance for the 5-year, 10-year and since inception periods are blended average annual returns which include the returns of the Investor Shares prior to commencement of operations of the A Shares and Institutional Shares. For Institutional Shares, performance for the 1-year period is a blended average annual which includes the return of the Investor Shares prior to commencement of operations of the Institutional Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the website of the Fund's investment adviser at www.auxierasset.com or call (877) 328-9437. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares, Investor Shares and A Shares, respectively are 1.55%, 1.28% and 1.62%, respectively. However, the Fund's adviser has agreed to contractually reduce a portion of its fees and to reimburse expenses such that total operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) do not exceed 1.00%, 1.25% and 1.25% for Institutional Shares, Investor Shares and A Shares, respectively, through October 31, 2015. Shares redeemed or exchanged within 180 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Performance for Investor Shares for periods prior to December 10, 2004, reflects performance and expenses of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.

5

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2013

Shares	Security Description	Value

Common Stock – 87.7%
Communications - 6.8%
290,875	America Movil SAB de CV, ADR	$6,797,749
20,025	Cisco Systems, Inc.	449,561
276,750	Corning, Inc.	4,931,685
500	Deutsche Telekom AG, ADR	8,630
15,499	DIRECTV (a)	1,070,826
2,500	News Corp., Class A (a)	45,050
443,505	Oi SA, ADR	705,173
35,794	Oi SA, ADR	58,702
386,300	Telefonica SA, ADR	6,312,142
10,000	Twenty-First Century Fox, Inc.	351,800
3,000	Viacom, Inc., Class B	262,020
		20,993,338
Consumer Discretionary - 11.9%
132,579	Apollo Group, Inc., Class A (a)	3,622,058
111,150	Arcos Dorados Holdings, Inc.	1,347,138
26,974	Bridgepoint Education, Inc. (a)	477,710
39,380	Coach, Inc.	2,210,399
37,860	Comcast Corp., Class A	1,967,395
42,522	CST Brands, Inc.	1,561,408
51,490	CVS Caremark Corp.	3,685,139
1,547	Discovery Communications, Inc., Class A (a)	139,880
1,547	Discovery Communications, Inc., Class C (a)	129,731
2,087	Gruma S.A.B. de C.V., ADR (a)	63,612
175,590	H&R Block, Inc.	5,099,134
2,640	Jamba, Inc. (a)	32,815
249,878	Lincoln Educational Services Corp.	1,244,392
28,000	Lowe's Cos., Inc.	1,387,400
12,750	McDonald's Corp.	1,237,133
23,830	Newell Rubbermaid, Inc.	772,330
8,800	NIKE, Inc., Class B	692,032
3,250	Sally Beauty Holdings, Inc. (a)	98,248
784	The Andersons, Inc.	69,909
6,725	The Home Depot, Inc.	553,737
290	Time Warner Cable, Inc.	39,295
12,650	Time Warner, Inc.	881,958
19,958	Universal Technical Institute, Inc.	277,616
62,000	Wal-Mart Stores, Inc.	4,878,780
117,552	Weight Watchers International, Inc.	3,870,987
8,600	Yum! Brands, Inc.	650,246
		36,990,482
Consumer Staples - 27.6%
40,600	AbbVie, Inc.	2,144,086
4,400	Alkermes PLC (a)	178,904
456,378	Alliance One International, Inc. (a)	1,391,953
62,500	Altria Group, Inc.	2,399,375
171,952	Avon Products, Inc.	2,961,013
19,200	Baxter International, Inc.	1,335,360
15,100	British American Tobacco PLC, ADR	1,622,042
13,200	Coca-Cola HBC AG ADR	385,044
1,004	Columbia Sportswear Co.	79,065
5,660	ConAgra Foods, Inc.	190,742
9,375	Diageo PLC, ADR	1,241,437
38,050	Dr. Pepper Snapple Group, Inc.	1,853,796
49,228	Express Scripts Holding Co. (a)	3,457,775
133,585	Hospira, Inc. (a)	5,514,389
20,100	Kelly Services, Inc., Class A	501,294
3,950	Manpowergroup, Inc.	339,147
208,132	Molson Coors Brewing Co., Class B	11,686,612
13,862	Mondelez International, Inc., Class A	489,329
15,600	Monster Beverage Corp. (a)	1,057,212
3,660	National Beverage Corp. (a)	73,786
100	Nestle SA, ADR	7,359
115,360	PepsiCo, Inc.	9,567,958
75,645	Philip Morris International, Inc.	6,590,949
109,029	PRGX Global, Inc. (a)	732,675
588,021	Tesco PLC, ADR	9,902,274
66,500	The Coca-Cola Co.	2,747,115
1,100	The JM Smucker Co.	113,982
119,084	The Kroger Co.	4,707,390
59,925	The Procter & Gamble Co.	4,878,494
207,240	The Western Union Co.	3,574,890
99,000	Unilever NV, ADR	3,982,770
		85,708,217
Energy - 4.8%
9,635	Apache Corp.	828,032
143,710	BP PLC, ADR	6,985,743
16,750	Chevron Corp.	2,092,243
15,600	ConocoPhillips	1,102,140
9,200	Exxon Mobil Corp.	931,040
800	Lukoil OAO, ADR	50,496
11,700	Petroleo Brasileiro SA, ADR	161,226
7,800	Phillips 66	601,614
22,550	Transocean, Ltd.	1,114,421
19,100	Valero Energy Corp.	962,640
		14,829,595
Financials - 13.5%
42,250	Aflac, Inc.	2,822,300
39,000	American International Group, Inc.	1,990,950
1,280	Ameriprise Financial, Inc.	147,264
179,083	Bank of America Corp.	2,788,322
16,000	Berkshire Hathaway, Inc., Class B (a)	1,896,960
76,724	Central Pacific Financial Corp.	1,540,618
23,790	Credit Suisse Group AG, ADR	738,442
80,175	Franklin Resources, Inc.	4,628,503
6,000	Julius Baer Group, Ltd., ADR	57,900
24,900	Legg Mason, Inc.	1,082,652
52,390	Marsh & McLennan Cos., Inc.	2,533,580
6,950	Mastercard, Inc., Class A	5,806,447
12,745	Mercury General Corp.	633,554
500	The Allstate Corp.	27,270
227,600	The Bank of New York Mellon Corp.	7,952,344
38,418	The Travelers Cos., Inc.	3,478,366
7,350	U.S. Bancorp	296,940
3,974	Unum Group	139,408
8,900	Visa, Inc., Class A	1,981,852
23,000	Waddell & Reed Financial, Inc., Class A	1,497,760
500	Wells Fargo & Co.	22,700
		42,064,132
Health Care - 14.8%
42,600	Abbott Laboratories	1,632,858
29,400	Becton Dickinson and Co.	3,248,406
55,725	GlaxoSmithKline PLC, ADR	2,975,158
310,867	Health Management Associates, Inc., Class A (a)	4,072,358
53,450	Johnson & Johnson	4,895,485
1,000	Laboratory Corp. of America Holdings (a)	91,370
98,753	Medtronic, Inc.	5,667,435
122,710	Merck & Co., Inc.	6,141,635
78,782	Pfizer, Inc.	2,413,093
54,267	Quest Diagnostics, Inc.	2,905,455
63,674	UnitedHealth Group, Inc.	4,794,652
27,221	WellPoint, Inc.	2,514,948
50,900	Zimmer Holdings, Inc.	4,743,371
		46,096,224

See Notes to Financial Statements.	6

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2013

Shares	Security Description	Value

Industrials - 1.9%
21,550	AGCO Corp.	$1,275,544
22,030	Brady Corp., Class A	681,388
1,210	Deere & Co.	110,509
19,000	General Electric Co.	532,570
12,500	Raytheon Co.	1,133,750
3,500	Textainer Group Holdings, Ltd.	140,770
3,550	The Boeing Co.	484,540
14,450	United Parcel Service, Inc., Class B	1,518,406
		5,877,477
Information Technology - 3.7%
52,325	Intel Corp.	1,358,357
159,114	Microsoft Corp.	5,955,637
82,320	Oracle Corp.	3,149,563
19,902	Paychex, Inc.	906,138
		11,369,695
Materials - 2.2%
28,050	E.I. du Pont de Nemours & Co.	1,822,409
7,000	LyondellBasell Industries NV, Class A	561,960
19,175	Newmont Mining Corp.	441,600
6,400	Precision Castparts Corp.	1,723,520
47,350	The Dow Chemical Co.	2,102,340
14,000	Vale SA, ADR	213,500
		6,865,329
Telecommunications - 0.4%
27,300	AT&T, Inc.	959,868
7,335	Verizon Communications, Inc.	360,442
		1,320,310
Utilities - 0.1%
5,616	FirstService Corp.	241,656

Total Common Stock (Cost $191,296,100)	272,356,455

Rate
Preferred Stock - 0.4%
Financials - 0.4%
985,000	The Charles Schwab Corp. (b) (Cost $985,000)	7.00%	1,096,305

Principal	Security Description	Rate	Maturity	Value

Corporate Non-Convertible Bonds - 1.6%
Communications - 0.2%
$600,000	Telefonica Emisiones SAU	6.42%	06/20/16	670,110

Consumer Staples - 0.6%
1,180,000	American Stores Co.	7.90	05/01/17	1,381,337
50,000	Constellation Brands, Inc.	7.25	05/15/17	58,375
375,000	SUPERVALU, Inc.	8.00	05/01/16	416,719
				1,856,431
Energy - 0.2%
190,000	El Paso Corp.	6.70	02/15/27	196,650
424,000	Sunoco, Inc.	5.75	01/15/17	461,273
				657,923
Financials - 0.1%
260,000	Janus Capital Group, Inc.	6.70	06/15/17	289,755
65,000	Zions Bancorporation	5.50	11/16/15	68,699
				358,454
Health Care - 0.2%
400,000	Health Management Associates, Inc.	7.38	01/15/20	449,500

Materials - 0.2%
505,000	Weyerhaeuser Co.	7.95	03/15/25	617,816

Utilities - 0.1%
255,000	Energy Future Holdings Corp.	9.75	10/15/19	182,325
312,000	Energy Future Intermediate Holding Co., LLC (c)	9.75	10/15/19	237,120
				419,445
Total Corporate Non-Convertible Bonds (Cost $4,429,640)	5,029,679

Foreign Municipal Bonds - 0.1%
356,000	Ontario Hydro Residual Strip (Canada) (d)	5.47-5.65	11/27/20	270,067
235,000	Ontario Hydro Residual Strip (Canada) (d)	5.75	08/18/22	161,236
Total Foreign Municipal Bonds (Cost $300,757)	431,303

Municipal Bonds - 0.1%
Ohio - 0.1%
550,000	Buckeye Tobacco Settlement Financing Authority (Cost $376,512)	5.88	06/01/47	409,029

Total Investments - 89.9% (Cost $197,388,009)*	$279,322,771
Other Assets & Liabilities, Net – 10.1%	31,392,907
Net Assets – 100.0%	$310,715,678

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of December 31, 2013.
(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $237,120 or 0.1% of net assets.
(d)	Zero coupon bond. Interest rate presented is yield to maturity.

See Notes to Financial Statements.	7

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2013

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$87,946,645
Gross Unrealized Depreciation	(6,011,883)
Net Unrealized Appreciation	$81,934,762

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total
Investments At Value
Common Stock
Communications	$20,993,338	$-	$-	$20,993,338
Consumer Discretionary	36,990,482	-	-	36,990,482
Consumer Staples	85,708,217	-	-	85,708,217
Energy	14,829,595	-	-	14,829,595
Financials	42,064,132	-	-	42,064,132
Health Care	46,096,224	-	-	46,096,224
Industrials	5,877,477	-	-	5,877,477
Information Technology	11,369,695	-	-	11,369,695
Materials	6,865,329	-	-	6,865,329
Telecommunications	1,320,310	-	-	1,320,310
Utilities	241,656	-	-	241,656
Preferred Stock	-	1,096,305	-	1,096,305
Corporate Non-Convertible Bonds	-	4,792,559	237,120	5,029,679
Foreign Municipal Bonds	-	431,303	-	431,303
Municipal Bonds	-	409,029	-	409,029
Total Investments At Value	$272,356,455	$6,729,196	$237,120	$279,322,771

The following is a reconciliation of Level 3 investments which significant unobservable inputs were used to determine fair value.

Corporate Non-Convertible Bonds
Balance as of 06/30/13	$-
Change in Unrealized Appreciation / (Depreciation)	(63,960)
Transfers In	301,080
Balance as of 12/31/13	$237,120
Net change in unrealized depreciation from investments held as of 12/31/13**	$(63,960)

**	The unrealized depreciation is included in net change in unrealized appreciation (depreciation) on investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers in or out of the Level 3 category.

There were no transfers between Level 1 and Level 2 for the period ended December 31, 2013.

AFA
PORTFOLIO HOLDINGS
% of Net Assets
Common Stock	87.7%
Preferred Stock	0.4%
Corporate Non-Convertible Bonds	1.6%
Foreign Municipal Bonds	0.1%
Municipal Bonds	0.1%
Cash and Other Net Assets	10.1%
100.0%
AFA

See Notes to Financial Statements.	8

AUXIER FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2013

ASSETS
Total investments, at value (Cost $197,388,009)	$279,322,771
Cash	32,204,415
Receivables:
Fund shares sold	281,623
Investment securities sold	9,242
Dividends and interest	692,026
Prepaid expenses	22,182
Total Assets	312,532,259

LIABILITIES
Payables:
Investment securities purchased	698,145
Fund shares redeemed	687,924
Distributions payable	90,337
Accrued Liabilities:
Adviser	Investment adviser fees	255,900
Trustees’ fees and expenses	233
Fund services fees	36,322
Other expenses	47,720
Total Liabilities	1,816,581

NET ASSETS	$310,715,678

COMPONENTS OF NET ASSETS
Paid-in capital	$227,891,937
Distributions in excess of net investment income	(219,960)
Accumulated net realized gain	1,108,939
Net unrealized appreciation	81,934,762
NET ASSETS	$310,715,678

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	15,078,262
A Shares	179,710
Institutional Shares	346,690

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
Investor Shares (based on net assets of $300,175,897)	$19.91
A Shares (based on net assets of $3,593,744)	$20.00
A Shares Maximum Public Offering Price Per Share (net asset value per share/(100%-5.75%))	$21.22
Institutional Shares (based on net assets of $6,946,037)	$20.04
*	Shares redeemed or exchanged within 180 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	9

AUXIER FOCUS FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2013

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $19,299)	$3,086,492
Interest income	314,393
Total Investment Income	3,400,885
Adviser
EXPENSES
Investment adviser fees	1,505,631
Fund services fees	184,586
Transfer agent fees:
Investor Shares	40,862
A Shares	622
Institutional Shares	51
Distribution fees:
A Shares	3,681
Custodian fees	15,361
Registration fees:
Investor Shares	9,795
A Shares	2,711
Institutional Shares	7,411
Professional fees	24,019
Trustees' fees and expenses	5,423
Miscellaneous expenses	125,881
Total Expenses	1,926,034
Fees waived and expenses reimbursed	(54,392)
Net Expenses	1,871,642

NET INVESTMENT INCOME	1,529,243

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	4,050,165
Foreign currency transactions	49,468
Net realized gain	4,099,633
Net change in unrealized appreciation (depreciation) on investments	24,883,725
NET REALIZED AND UNREALIZED GAIN	28,983,358
INCREASE IN NET ASSETS FROM OPERATIONS	$30,512,601

See Notes to Financial Statements.	10

AUXIER FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS

			For the Six Months Ended December 31, 2013		For the Year Ended June 30, 2013
OPERATIONS				Shares		Shares
	Net investment income		$1,529,243		$3,245,945
	Net realized gain		4,099,633		3,805,431
	Net change in unrealized appreciation (depreciation)		24,883,725		30,379,936
Increase in Net Assets Resulting from Operations			30,512,601		37,431,312

DISTRIBUTIONS TO SHAREHOLDERS FROM
	Net investment income:
		Investor Shares	(3,247,269)		(3,345,187)
		A Shares	(30,251)		(20,863)
		Institutional Shares	(66,782)		(25,206)
	Net realized gain:
		Investor Shares	(6,549,711)		(1,800,956)
		A Shares	(73,681)		(13,195)
		Institutional Shares	(149,889)		(9,775)
Total Distributions to Shareholders			(10,117,583)		(5,215,182)

CAPITAL SHARE TRANSACTIONS
	Sale of shares:
		Investor Shares	20,282,180	1,042,187	46,679,365	2,687,515
		A Shares	1,183,673	61,175	327,028	19,179
		Institutional Shares	1,341,763	66,056	4,058,596	226,829
	Reinvestment of distributions:
		Investor Shares	9,563,734	488,464	5,041,540	301,707
		A Shares	95,499	4,869	30,079	1,797
		Institutional Shares	216,672	11,017	34,981	2,092
	Redemption of shares:
	1	Investor Shares	(27,038,933)	(1,382,811)	(49,230,617)	(2,816,017)
	2	A Shares	(42,324)	(2,168)	(132,450)	(7,863)
	3	Institutional Shares	(295,937)	(15,112)	(340,053)	(18,753)
	Redemption fees		7,347	-	32,290	-
Increase in Net Assets from Capital Share Transactions			5,313,674	273,677	6,500,759	396,486
Increase in Net Assets			25,708,692		38,716,889

NET ASSETS
	Beginning of Period		285,006,986		246,290,097
	End of Period (Including line (a))		$310,715,678		$285,006,986
(a)	Undistributed (distributions in excess of) net investment income		$(219,960)		$1,595,099

See Notes to Financial Statements.	11

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended June 30,
	December 31, 2013		2013	2012	2011	2010	2009(a)
INVESTOR SHARES
NET ASSET VALUE,
Beginning of Period	$18.59		$16.49	$16.45	$13.49	$12.16	$14.22
INVESTMENT OPERATIONS
Net investment income (b)	0.10		0.21	0.22	0.26	0.32	0.19
Net realized and unrealized gain (loss)	1.89		2.23	0.20 (c)	3.00	1.27	(1.77)
Total from Investment Operations	1.99		2.44	0.42	3.26	1.59	(1.58)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.22)		(0.22)	(0.16)	(0.29)	(0.26)	(0.16)
Net realized gain	(0.45)		(0.12)	(0.23)	(0.01)	—	(0.32)
Total Distributions to Shareholders	(0.67)		(0.34)	(0.39)	(0.30)	(0.26)	(0.48)
REDEMPTION FEES (b)	—	(d)	— (d)	0.01	— (d)	— (d)	— (d)
NET ASSET VALUE, End of Period	$19.91		$18.59	$16.49	$16.45	$13.49	$12.16
TOTAL RETURN	10.76	%(e)	15.06%	2.84%	24.35%	12.99%	(10.92)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$300,176	$277,536		$243,366	$163,699	$100,712	$84,660
Ratios to Average Net Assets:
Net investment income	1.01	%(f)	1.22%	1.36%	1.68%	2.29%	1.53%
Net expense	1.25	%(f)	1.25%	1.25%	1.25%	1.30%	1.35%
Gross expense (g)	1.27	%(f)	1.28%	1.27%	1.25%	1.30%	1.35%
PORTFOLIO TURNOVER RATE	6	%(e)	11%	8%	20%	15%	24%

(a)
Effective November 1, 2008, C Shares were reclassified as Investor Shares.  For the Period July 1, 2008 through November 1, 2008, total return for C shares was (12.68)%.  For the aforementioned period, the annualized gross expenses and net expenses ratios were 2.35% and 2.10% respectively.

(b)				Calculated based on average shares outstanding during each period.
(c)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(d)				Less than $0.01 per share.
(e)				Not annualized.
(f)				Annualized.
(g)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	12

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended June 30,
	December 31, 2013		2013	2012	2011	2010	2009
A SHARES
NET ASSET VALUE,
Beginning of Period	$18.63		$16.49	$16.45	$13.49	$12.17	$14.22
INVESTMENT OPERATIONS
Net investment income (a)	0.10		0.21	0.22	0.25	0.32	0.18
Net realized and unrealized gain (loss)	1.89		2.24	0.21 (b)	3.01	1.26	(1.75)
Total from Investment Operations	1.99		2.45	0.43	3.26	1.58	(1.57)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.17)		(0.19)	(0.16)	(0.29)	(0.26)	(0.16)
Net realized gain	(0.45)		(0.12)	(0.23)	(0.01)	—	(0.32)
Total Distributions to Shareholders	(0.62)		(0.31)	(0.39)	(0.30)	(0.26)	(0.48)
REDEMPTION FEES (a)	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)
NET ASSET VALUE, End of Period	$20.00		$18.63	$16.49	$16.45	$13.49	$12.17
TOTAL RETURN (d)	10.75	%(e)	15.06%	2.84%	24.35%	12.90%	(10.85)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$3,594	$2,158		$1,694	$660	$157	$148
Ratios to Average Net Assets:
Net investment income	1.04	%(f)	1.22%	1.39%	1.61%	2.29%	1.49%
Net expense	1.25	%(f)	1.25%	1.25%	1.25%	1.30%	1.35%
Gross expense (g)	1.69	%(f)	1.62%	1.52%	1.50%	1.55%	1.60%
PORTFOLIO TURNOVER RATE	6	%(e)	11%	8%	20%	15%	24%

(a)					Calculated based on average shares outstanding during each period.
(b)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(c)					Less than $0.01 per share.
(d)					Total return does not include the effect of front end sales charge or contingent deferred sales charge.
(e)					Not annualized.
(f)					Annualized.
(g)					Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	13

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31, 2013		For the Year Ended June 30, 2013	May 9, 2012 (a) through June 30, 2012
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$18.66		$16.50	$16.27
INVESTMENT OPERATIONS
Net investment income (b)	0.12		0.26	0.04
Net realized and unrealized gain (loss)	1.90		2.22	0.19
Total from Investment Operations	2.02		2.48	0.23
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.19)		(0.20)	—
Net realized gain	(0.45)		(0.12)	—
Total Distributions to Shareholders	(0.64)		(0.32)	—
REDEMPTION FEES (b)	—	(c)	— (c)	—	(c)
NET ASSET VALUE, End of Period	$20.04		$18.66	$16.50
TOTAL RETURN	10.86	%(d)	15.28%	1.41	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$6,946	$5,313		$1,230
Ratios to Average Net Assets:
Net investment income	1.26	%(e)	1.48%	1.62	%(e)
Net expense	1.00	%(e)	1.00%	1.10	%(e)
Gross expense (f)	1.51	%(e)	1.55%	1.50	%(e)
PORTFOLIO TURNOVER RATE	6	%(d)	11%	8	%(d)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)		Less than $0.01 per share.
(d)		Not annualized.
(e)		Annualized.
(f)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	14

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

Note 1. Organization

The Auxier Focus Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers three classes of shares: Investor Shares, A Shares and Institutional Shares. A Shares are offered at net asset value plus a maximum sales charge of 5.75%. A Shares are also subject to contingent deferred sales charge (“CDSC”) of 1.00% on purchases without an initial sales charge and redeemed less than one year after they are purchased. Investor Shares and Institutional Shares are not subject to a sales charge. Investor Shares, A Shares and Institutional Shares commenced operations on July 9, 1999, July 8, 2005 and May 9, 2012, respectively. The Fund’s investment objective is to provide long-term capital appreciation.

On August 27, 2008, the Board of Trustees of the Trust approved the conversion of the Fund’s C Shares into Investor Shares. On November 1, 2008, each shareholder of C Shares received Investor Shares in a dollar amount equal to their investment in C Shares as of that date.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

15

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2013, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund’s class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Redemption Fees – A shareholder who redeems shares within 180 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

16

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Auxier Asset Management LLC (the “Adviser”), is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a Distribution Plan (the “Plan”) for A Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of A Shares. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the period ended December 31, 2013, there were $48,327 in front-end sales charges assessed on the sale of A Shares and no contingent deferred sales charges were assessed on the sale of A Shares. The Distributor received $9,179 of the total front-end sales charges.  Such amounts are set aside by the Distributor and used solely for distribution-related expenses.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses through October 31, 2015, to the extent necessary to maintain the total operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) at 1.25% of average daily net assets of the Investor Shares and A Shares and 1.00% of average daily net assets of Institutional Shares. These contractual waivers may only be raised or eliminated with consent of the Board. Other fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary reductions may be reduced or eliminated at any time. For the period ended December 31, 2013, fees waived and expenses reimbursed were as follows:

Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$20,067	$34,325	$54,392

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term

17

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

investments during the period ended December 31, 2013, were $15,496,937 and $16,424,043, respectively.

Note 6. Federal Income Tax and Investment Transactions

As of June 30, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$2,014,198
Undistributed Long-Term Gain	3,369,242
Unrealized Appreciation	57,045,283
Total	$62,428,723

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

18

AUXIER FOCUS FUND ADDITIONAL INFORMATION DECEMBER 31, 2013

Investment Advisory Agreement Approval
At the December 13, 2013 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser's personnel, operations and financial condition. In addition, the Board noted that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board considered information received at each regularly scheduled meeting including, among other things, information concerning the Fund's performance and related services provided by the Adviser.

Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services
Based on a presentation from a senior representative of the Adviser, a due diligence process completed in writing by the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal investment responsibility for the Fund's investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff.

The Board further considered the adequacy of the Adviser’s resources. The Board noted the Adviser’s representation that the firm is financially stable and has the operational capability needed to provide investment advisory services to the Fund for the foreseeable future. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance
In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the 1-year, and since inception performance of the Fund compared to the S&P 500 Index, the Fund's benchmark. The Board noted, since the Fund’s inception date of July 9, 1999 to September 30, 2013 it returned a cumulative 167.04% compared to a 56.31% cumulative return for the S&P 500 Index, during the same period. The Board noted that, for the 1 year period ended September 30, 2013, the Fund underperformed the S&P 500 index by returning 15.26% versus 19.34%. The Board also considered the Fund’s performance relative to its Lipper Inc. (“Lipper”) peer group, noting that, based on the preliminary information provided by Lipper, the Fund performed in the bottom half of its peers for the 1-year, 3-year and 5-year periods ended September 30, 2013. In considering the Fund's performance, the Board noted the Adviser's representation that it chooses the Fund's investments based in part on its strong aversion to capital impairement and an appreciation for the benefits of compounding. Noting the Fund's asset growth and, the Adviser's investment style and based on the foregoing, the Board determined that the Adviser’s management of the Fund could benefit the Fund and its shareholders.

Compensation
The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fee rates, expenses and performance of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate and actual total expenses for the Fund were above the median advisory fee rate of its Lipper peer group. Noting the Fund's asset growth, the Board concluded that the Adviser’s advisory fee rate charged to the Fund appeared to be within a reasonable range in light of the services it provides to the Fund.

19

AUXIER FOCUS FUND ADDITIONAL INFORMATION DECEMBER 31, 2013

Costs of Services and Profitability
The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale
The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund potentially could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits
The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (877) 328-9437, on the Fund's website at www.auxierasset.com and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees, and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013, through December 31, 2013.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the
20

AUXIER FOCUS FUND ADDITIONAL INFORMATION DECEMBER 31, 2013

expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2013	December 31, 2013	Period*	Ratio*
Investor Shares
Actual	$1,000.00	$1,107.55	$6.64	1.25%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.90	$6.36	1.25%
A Shares
Actual	$1,000.00	$1,107.48	$6.64	1.25%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Shares
Actual	$1,000.00	$1,108.62	$5.31	1.00%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.16	$5.09	1.00%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

21

Auxier Focus Fund

FOR MORE INFORMATION
P.O. Box 588
Portland, Maine 04112
(877) 3AUXIER
(877) 328-9437

INVESTMENT ADVISER
Auxier Asset Management LLC
5285 Meadows Road
Suite 333
Lake Oswego, Oregon 97035

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

204-SAR-1213

DF DENT
GROWTH FUNDS

SEMI-ANNUAL REPORT
(Unaudited)

DECEMBER 31, 2013

DF DENT
AND COMPANY, INC.
INVESTMENT COUNSEL

DF DENT GROWTH FUNDS TABLE OF CONTENTS DECEMBER 31, 2013

DF Dent Premier Growth Fund
A Message to Our Shareholders	1
Management Discussion of Fund Performance	8
Performance Chart and Analysis	13
Schedule of Investments	14
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19

DF Dent Midcap Growth Fund
Performance Chart and Analysis	20
Schedule of Investments	21
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26

DF Dent Small Cap Growth Fund
A Message to Our Shareholders	27
Performance Chart and Analysis	30
Schedule of Investments	31
Statement of Assets and Liabilities	33
Statement of Operations	34
Statement of Changes in Net Assets	35
Financial Highlights	36

DF Dent Growth Funds
Notes to Financial Statements	37
Additional Information	42

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2013

Dear Fellow Shareholder,

We are pleased to report the returns of our three Funds versus their respective benchmarks for the indicated periods ending December 31, 2013. Each Fund’s excess return over its benchmark return is indicated by “Fund Outperformance”.

Performance ( for periods ending 12/31/2013)

	DF Dent Premier Growth		DF Dent Midcap Growth		DF Dent Small Cap Growth
6 Months	+	21.77%	+	24.70%		N/A
Benchmark	S&P 500		Russell Midcap Growth		Russell 2000 Growth
Benchmark Performance	+	16.31%	+	18.34%		N/A
Fund Outperformance	+	5.46%	+	6.36%		N/A

12 Months	+	34.51%	+	42.69%		N/A
Benchmark	+	32.39%	+	35.74%		N/A
Fund Outperformance	+	2.12%	+	6.95%		N/A

5 Years	+	21.03%		N/A		N/A
Benchmark	+	17.94%		N/A		N/A
Fund Outperformance	+	3.09%		N/A		N/A

Since Inception	+	8.54%*	+	21.34%*		N/A
Benchmark	+	5.58%*	+	14.03%*		N/A
Fund Outperformance	+	2.96%*	+	7.31%*		N/A
* annualized

Cumulative Since Inception	+	177.77%	+	62.24%	+	9.30%
Benchmark	+	96.80%	+	38.88%	+	6.83%
Fund Outperformance	+	80.97%	+	23.36%	+	2.47%
Inception Date	07/16/2001		07/01/2011		11/01/2013

N/A- Periods which exceed the life of the particular fund.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the current prospectus, the DF Dent Premier Growth Fund’s and DF Dent Midcap Growth Fund’s annual operating expense ratio (gross) are 1.26% and 1.86%, respectively. However, the Fund’s Adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.10% on the first $150 million in Fund net assets and to 0.90% on net assets exceeding $150 million. This agreement is in effect through October

1	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2013

31, 2016. The DF Dent Small Cap Growth Fund’s estimated annual operating expense ratio (gross) is 5.80%. However, the Fund’s Adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.25% through October 31, 2016. These expense caps may be changed or eliminated only with the consent of the Board of Trustees. Both the DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund charge a 2.00% redemption fee on shares redeemed within 60 days of purchase. Fund performance returns shown do not reflect fees; if reflected, the returns would have been lower. Returns greater than one year are annualized.

The DF Dent Premier Growth Fund’s (the “Fund”) cumulative total return outperformance over the S&P 500 Index (the “Index”) as previously reported since inception (07/16/2001) has progressed over the past 5 years as follows:

12/31/2009	12/31/2010	12/31/2011	12/31/2012	12/31/2013
+30.29%	+49.13%	+49.45%	+57.85%	+80.97%

While we do not expect to outperform the Index every quarter or every year, we are pleased that the cumulative outperformance has continued to increase in recent years. An investment of $100,000 at inception would be worth $277,770 on 12/31/2013, or $80,970 more than the same amount invested in the Index. This is our response to the ongoing discussion of passive versus active management:

Res ipsa loquitur – “The thing speaks for itself.”

Expense Management

Your Fund’s Adviser, D. F. Dent and Company (the “Adviser”), has contractually agreed in recent years to waive a portion of its management fee and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 1.10% of net assets (the Expense Cap). Starting November 1, 2010, and through October 31, 2015, the Adviser has contractually agreed to continue this Expense Cap of 1.10% on the first $150 million of net assets and a further Expense Cap of 0.90% on assets exceeding $150 million. The purpose of this lower Expense Cap at the break point of $150 million is to share with you the economies of scale derived from your Fund’s growth. As of December 31, 2013, the net assets in your Fund were $204.3 million. At this level of assets in the Fund the effective annual expense ratio is a little less than 1.05%.

Brokerage expenses for calendar 2013 amounted to about 1 (one) cent per share based upon the 7.8 million shares outstanding as of 12/31/3013.

Portfolio Turnover

Portfolio turnover, when measured by security purchases as a percentage of the average market value, was 20.83% for the calendar year 2013, at the higher end of your Fund’s historic turnover range. We trimmed back some positions which had appreciated significantly in 2013 and liquidated some other positions. Reinvesting the proceeds from these sales resulted in an increase in portfolio turnover, which was still well below peer

2	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2013

group norms. Portfolio turnover rate in recent years may be found later in the “Financial Highlights” section of this report.

Management Ownership of Fund

The Adviser’s retirement plan, employees and related family members of the Adviser collectively own 11.8% of the Fund. The Fund is the largest investment of the Adviser’s retirement plan (at 27.4% of the retirement plan’s assets). A total of 32.9% of the Adviser’s retirement plan is invested in the three DF Dent Growth Funds. The Adviser’s retirement plan has never redeemed any shares in any of the three Funds.

Asset Allocation

Year-end asset allocation by market capitalization for the past five years was:

	12/31/09*	12/31/10*	12/31/11*	12/31/12*	12/31/13*
Large Capitalization	41.0%	54.7%	49.4%	55.0%	75.4%
Mid Capitalization	51.3%	35.9%	38.0%	36.8%	22.5%
Small Capitalization	7.7%	7.8%	12.4%	7.8%	1.8%
Reserve Funds	0.0%	1.6%	0.2%	0.4%	0.3%
Total Fund	100.0%	100.0%	100.0%	100.0%	100.0%
* Percentages calculated based on total value of investments.

This past year witnessed a significant increase in the Large Capitalization group. 21.6% of the 75.4% in Large Capitalization represent companies which graduated from Mid Capitalization in 2013 due to strong appreciation. Five small capitalization companies which represented 5.2% of the 2012 Small Capitalization category were sold in 2013, and Dealertrack Technologies graduated from Small to Mid Cap due to strong appreciation in 2013.

Eleven positions were initiated in 2013. We are pleased to report that each one of these new investments was carried at a profit on 12/31/2013. The new investments in 2013 were:

Large Cap: Discover Financial Services, Moody’s Corporation, Verisk Analytics, Red Hat
Mid Cap:  Signet Jewelers, CoStar Group, Panera Bread, Tyler Technologies*, WageWorks*
Small Cap: ExamWorks, Exponent

*Tyler and WageWorks positions were initially established within Small Cap in 2013 but doubled in price during the year and graduated to Mid Cap by year end. We hope to have similar problems in 2014!

Concentration

Six years ago, I wrote of our intent to continue our program to increase concentration in what we consider the strongest “best-in-class”** companies. We have continued this program by reducing and eliminating small

3	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2013

positions in what we consider to be less promising companies. The total number of equities held has been reduced from 52 on 12/31/2007 to 39 on 12/31/13. The strategy is to have larger positions in the 35-40 companies we like most rather than owning an additional 10 or so companies that we view less favorably. Concentration in the 10 largest positions in the Fund was as follows on the indicated dates:

Top 10 Holdings	12/31/08	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13
% of Fund	53.0%	53.8%	55.4%	51.4%	49.1%	43.2%
Average Position Size of Top 10	5.30%	5.38%	5.54%	5.14%	4.91%	4.32%

There were 39 companies held in the Fund at year end 2012 and year end 2013. As mentioned above under Portfolio Turnover, we trimmed back some of the larger positions which had performed very well in order to generate proceeds to build up smaller positions where our confidence increased. This caused the reduction from 49.1% to 43.2% in the Top 10 Holdings in 2013.

Purchases and Redemptions

Your Fund has not been immune to the trend in recent years of investors exiting U.S. equity mutual funds in favor of international funds, exchange traded funds (“ETFs”), and bond mutual funds. In fact, in each of the five years since the financial crisis of 2008 your Fund has seen net redemptions by shareholders. Although the Fund’s net value per share has appreciated by 159.7% in the past five years since the financial crisis (from $10.10 on 12/31/2008 to $26.23 on 12/31/2013), we have witnessed net redemptions in 16 of those 20 calendar quarters. Despite net redemptions of $57.9 million, the Fund’s net assets have increased from $120.0 million on 12/31/2008 to $204.3 million on 12/31/2013, an increase of $84.3 million.

Some recent studies have concluded that most shareholders in mutual funds do not receive the net returns which these funds generate. Among other reasons, we believe that this is because too many shareholders trade in and out of their funds missing the long term appreciation of their funds. Using our example from the above paragraph, one can see this difference:

            DF Dent Premier Growth Fund net assets on 12/31/2013    $204.3 million
less:     DF Dent Premier Growth Fund net assets on 12/31/2008    -120.0 million
Equals: Gain in net assets                      84.3 million
Plus:     Assets withdrawn by net redemptions             57.9 million
Equals: Gross increase in assets from gain in net assets and redemptions$142.2 million
Gross increase in assets of 12/31/2013 as a percent of assets on 12/31/2008118.5%

Yet the net asset per share increased by 159.7% as noted above. Therefore, shareholders as of 12/31/2008 who held their positions for the 5 years received gross unrealized appreciation of +159.7% while the Fund experienced growth from appreciation and redemptions (“pay outs”) of only +118.5%. Collectively, redeeming shareholders over the 5 year period received 41.2% less return. While those redemptions could have received similar or perhaps higher returns on the redeemed funds, we believe the point is that all shareholders as a group tend to receive lower returns than the long term investors who do not trade in and out of funds, your

4	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2013

Fund included. Congratulations and a hearty “Thank You” to those of you reading this report who have stayed the course!

Commentary

In this section one year ago we wrote that after a decade (2000-2010) of bonds outperforming stocks which caused investors to switch their asset preference to bonds over stocks, we had reached an “Inflection Point” where stocks would begin to outperform bonds. This was based on historically low interest rates with the 10 year U.S. Treasury yielding a meager 1.76% and our observation that equities had historically outperformed bonds following long periods of underperformance. The inflection did occur in 2013 as bonds generated negative returns of about -2%, and stocks had total returns exceeding +30% by many domestic benchmarks.

We then made the case that investors should invest in the U.S. rather than overseas. The dollar had declined 21% in the prior 10 years making investing and manufacturing in this country increasingly attractive. In 2013 the dollar reversed course and increased versus most currencies while the Euro lost value versus the dollar. We argued further that U.S. productivity had improved significantly, and we were in the midst of a transformational shift in energy increasing domestic production thereby reducing our reliance upon foreign sources. Emerging markets were off about -5% in 2013 versus the +30% return in U.S. equity markets.

What does this hold for the future? While this question is not as easy to answer this year as last, we do believe that these trends are still in place as we enter 2014. We will add another positive for 2014 which was not mentioned last year. We expect to see meaningful progress in reducing the federal deficit in fiscal 2014. Higher tax rates in a growing economy combined with spending restraint will result in a reversal of increasing federal deficits. We will not see a balanced budget, but from 2013 through 2014 the deficit should decline significantly and thus represent a smaller percentage of GDP. How much we do not know, but the trend should be very apparent as 2014 progresses and a positive influence upon the stock market.

But what about valuation? In the following section, Management Discussion of Fund Performance, we describe how most of the market’s strong 2013 performance was driven by higher valuation rather than year-to-year earnings expectations. By most historic measures we believe the overall stock market today is not undervalued but seems to be “fairly valued.” Given the likelihood of “tapering” by the Fed from its recent Quantitative Easing, one should not expect a continuation of the level of monetary support of financial assets in 2014 which was experienced in 2013. This would mean to us that the equity market will be more dependent upon earnings growth in 2014. We will continue to maintain positions in companies where we believe the earnings growth potential is greater than the overall market and attractive relative to the stocks’ current valuations.

Management Announcement

Just as we have done in the past, we will continue to plan diligently for the future. With that in mind, we are happy to announce the unanimous election by all shareholders of Matthew Dent as the firm’s President as of January 1, 2014. Daniel Dent will continue as Chairman and will continue with his portfolio management,

5	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2013

research and client service responsibilities. Matt has made significant contributions to the development of D.F. Dent’s capabilities over the past 13 years. Matt has been instrumental in attracting many of today’s team members to the firm, in upgrading our operating procedures, and in performing equity research and contributing to the investment decisions of your Fund.

Austin Root joined the firm this past fall. Austin formerly co-managed a hedge fund in New York. He will serve as a member of the DF Dent Small Cap team and will do research work on all Funds as a generalist with particular expertise in consumer and financial companies.

In conclusion, while there are the normal economic uncertainties before us, we have great confidence in the management teams of your Fund’s holdings and their ability to navigate these uncertain times. We will continue to monitor their results and research new opportunities for your Fund. This is our duty to you, and we are grateful that you have entrusted us with this responsibility.

Respectively Submitted,

Daniel F. Dent                   Bruce L. Kennedy             Matthew F. Dent

** The determination of “best-in-class” is solely the opinion of the Fund’s Adviser, and such opinion is subject to change. Those companies that hold leading market share positions, strong growth potential, historically good profitability, and management teams known for integrity and good corporate governance are generally considered to be “best in class.”

IMPORTANT INFORMATION:

The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

Investing involves risks, including the possible loss of principal. The DF Dent Premier Growth Fund may invest in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The Fund will typically invest in the securities of fewer issuers. If the Fund’s portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

6	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2013

The DF Dent Midcap Growth Fund, also, invests in small and medium size companies. With non-diversification risk, the Fund will typically invest in securities of fewer issuers, which exposes the Fund to greater market risk. Investing in ADRs (American Depositary Receipt) carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Fund is also subject to other risks, such as REIT risk with possible real estate market declines, which are detailed in the Fund’s prospectus.

The DF Dent Small Cap Growth Fund invests in small size companies, which carry greater risk than is customarily associated with larger, more established companies. With non-diversification risk, the Fund will typically invest in securities of fewer issuers, which exposes the Fund to greater market risk. Investing in ADRs (American Depositary Receipt) carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Fund is also subject to other risks, such as REIT risk with possible real estate market declines, which are detailed in the Fund’s prospectus. The Fund is newly created and has limited operating history.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held stocks. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell Small Cap Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.

7	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2013

Recent Performance

For the first six months of the fiscal year beginning July 1, 2013, DF Dent Premier Growth Fund (your “Fund”) experienced a total return of +21.77% versus a total return of +16.31% for the S&P 500 Index (the “Index”), the benchmark we use for performance comparisons. Performance versus the Index for various periods ending December 31, 2013 was as follows:

Period Ending 12/31/13	DF Dent Premier Growth Fund		S&P 500 Index		Outperformance (Underperformance)
Six Months	+	21.77%	+	16.31%	+	5.46%
Twelve Months	+	34.51%	+	32.39%	+	2.12%
Five Years (annualized)	+	21.03%	+	17.94%	+	3.09%
Five Years (cumulative)	+	159.70%	+	128.19%	+	31.51%
Since Inception (07/16/01) (annualized)	+	8.54%	+	5.58%	+	2.96%
Since Inception (07/16/01) (cumulative)	+	177.77%	+	96.80%	+	80.97%

Past performance is not indicative of future performance.

As noted above your Fund outperformed the Index for both the first six months of its fiscal year beginning on 07/01/2013 and calendar year 2013.

Three primary market factors appeared to drive the strong performance of both the Index and the Fund. They were:

1.
Sustained quantitative easing in the form of low interest rates and monthly mortgage bond buying by the Federal Reserve. Liquidity provided by the Fed found its way into financial assets, and “the rising tide lifted (almost) all boats.”

2.
Confidence in the economic recovery increased as the year unfolded. While this recovery has been slower than its predecessors, that pace has given investors confidence in its sustainability at a noninflationary rate.

3.
On a “date to date” basis, say from December 2012 to December 2013, problems worrying investors lessened and positive trends improved. While difficult to quantify precisely, markets will improve from one period to the next if conditions improve or if the perception of economic concerns declines. Worries of the “Fiscal Cliff,” higher payroll taxes, sequestering, and their economic aftermath weighed heavily upon investors’ collective minds in late 2012 only to pass without much effect as worries about Y2K had passed thirteen years earlier. A budget resolution, while modest, in late 2013 suggested the Congressional impasse was dissipating. That was quite different than the outlook with the impending “Fiscal Cliff” in late 2012. Also, economic growth lead by the important auto and housing industries gave investors a more positive perception raising stock valuation levels.

8	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2013

It is important to note that the above factors caused the equity market to rise more than its underlying earnings and thus increase price-to-earnings (“P/E”) ratios. The consensus 12-month forward Index earnings on 12/31/2012 was $113.12 at an Index price level of 1426.19 for a P/E ratio of 12.6x. One year later on 12/31/2013 with the Index at 1848.36, the 12-month forward consensus earnings estimate was $120.58 for a P/E ratio of 15.3x. Thus, forward earnings expectations upon which investors value stocks increased by 6.59%, while the P/E ratio increased by 21.43% and the Index (price only) increased by 29.6%. Thus, the best performance of the Index in the past 16 years was driven more by valuation than by earnings. Consensus forward sales estimates for the Index increased by only 3.44%.

Your Fund’s Adviser believes that the three factors listed above are important reasons why a dollar’s worth of earnings was valued higher in late 2013 than it was in late 2012.

Sector Allocation and Attribution

The following bar chart presents the sector weightings of your Fund (DFDPX) versus the sector weightings of the Index as of December 31, 2013:

Source: FactSet

Your Fund outperformed the Index largely due to a significant overweighting in the Information Technology sector. Furthermore, as a group the 12 stocks within that sector generated a +48.90% return during 2013 lifting the Fund’s overall return. Investments were not in the familiar large cap stocks such as Microsoft, Intel,

9	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2013

and IBM but in much smaller companies that the Adviser perceived as being in the early stages of their life cycles. Although underweighted versus the Index, the Fund’s Health Care sector generated the highest internal sector return led by Celgene, one of the 10 best performers in the S&P 500, and the gain realized upon the sale of ResMed. The Financial, Industrial, and Materials sectors contributed +30.17%, +22.38%, and +20.32% returns respectively, which oddly enough in a year with a +32.39% Index return hurt performance versus the Index.

Potash of Saskatchewan, which was eliminated by year end, hurt performance in 2013. Fastenal, which remained a large position throughout the year, contributed only a 3.56% return in the year which detracted from results in a +30% return year. Some of the smaller companies which were eliminated during the course of the year underperformed within the Fund.

Investment Strategy and Trends

Our investment strategy in managing the Fund remains constant: emphasize what we consider to be “best in class” companies, keep portfolio turnover low (20.83% for the year), and stay reasonably fully invested. Each of these three strategies served the Fund very well in 2013.

Key trends in industries emphasized in managing the Fund were:

1.	Increased domestic energy production - Concho, Range Resources, and Southwestern.

2.	The use of technology and software to improve mundane business processes - Concur Technologies, Trimble, and WageWorks.

3.	The increased value of data and information, the new business currency - Verisk Analytics, CoStar, and Moody’s.

4.	Increased value of services when delivered efficiently in scale - Stericycle, Tyler Technologies, and Waste Connections.

Best and Worst Performers

Five Best Contributors Investments	Realized and Unrealized Appreciation and Income in Calendar Year 2013	Per Share As of 12/31/13
3D Systems Corp.	$7,339,397	$0.94
Celgene Corp.	3,970,625	0.51
Visa, Inc., Class A	3,420,187	0.44
LKQ Corp.	3,112,654	0.40
ANSYS, Inc.	2,732,372	0.35
	$20,575,235	$2.64

10	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2013

Five Poorest Contributors Investments	Realized and Unrealized Loss and Income in Calendar Year 2013	Per Share As of 12/31/13
Innerworkings, Inc.	$(1,006,209)	$(0.13)
Potash Corp. of Saskatchewan, Inc.	(648,665)	(0.08)
IDEXX Laboratories, Inc.	(235,943)	(0.03)
II-VI, Inc.	(139,375)	(0.02)
Apache Corp.	(66,428)	(0.01)
	$(2,096,620)	$(0.27)

In this report two years ago I wrote that Lesson #2 under Lessons My Sled Dogs Have Taught Me was “Trust your leaders.”  Three of the above 5 Best Contributors (3D Systems, Visa, and LKQ) are repeats from last year’s list of  Best Contributors. Roper after being a best contributor in 2011 and 2012 missed this year’s list with a total return of “only” 25% in 2013. All 5 of the poorest contributors were eliminated in 2013. While IDEXX was eliminated for valuation concerns, it remains a company that we would like to consider for reinvestment in the future. The other four were sold for fundamental reasons.

Capital Gains Distribution Policy

As previously reported, it is the Adviser’s policy to distribute all net realized capital gains in December of each year. However, there have been no capital gains distributed in the past 5 years. This was the result of large losses realized in late 2008 and early 2009 by selling stocks at depressed prices to meet redemptions by large shareholders. This large loss carry-forward has offset gains realized in 2010, 2011, 2012 and 2013. The status of the loss carry-forward follows:

Date	Loss Carry-Forward	Per Share	Unrealized Gain	Per Share
December 31, 2011	$42,570,602	$4.97	$27,107,876	$3.16
June 30, 2012	$39,400,579	$4.69	$32,443,150	$3.86
December 31, 2012	$37,625,757	$4.74	$45,031,233	$5.68
June 30, 2013	$32,411,695	$3.99	$56,324,991	$6.93
December 31, 2013	$22,691,613	$2.91	$84,915,752	$10.90

The December 31, 2013 loss-carry forward of $22,691,613 can offset capital gains until 06/30/2018. This in no way implies that such gains will in fact be realized, but it does mean that such gains, if and when realized, may be offset by the remaining loss carry-forward to reduce required taxable capital gains distributions. Thus, the Adviser views the loss carry-forward as a “hidden asset” that can shelter future capital gains, if realized, against future capital gains distributions and taxes as has been the case since 2010.

11	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2013

FIVE LARGEST EQUITY HOLDINGS
December 31, 2013

Quantity	Security	Total Cost	Market Value	Percent of Net Assets of the Fund
160,000	QUALCOMM, Inc.	$6,663,150	$11,880,000	5.81%
240,600	Fastenal Co.	5,543,661	11,430,906	5.59
122,000	ANSYS, Inc.	4,120,912	10,638,400	5.21
45,000	Visa, Inc., Class A	3,320,467	10,020,600	4.90
263,000	LKQ Corp.	3,474,024	8,652,700	4.24
		$23,122,214	$52,622,606	25.75%

While the above 5 largest holdings represent 25.75% of the Fund, their total unrealized gain of $29,500,392 represents 34.74% of the Fund’s total unrealized gain of $84,915,752 on 12/31/2013. The greater percentage of the unrealized gain is due to the fact that these larger holdings tend to have been held by the Fund for longer periods than more recent investments. Four of the above five largest holdings were on last year’s list of five largest holdings, and four of these stocks were trimmed back in 2013 to raise funds for redemptions and investments in new companies, reducing their percentage of the Fund from 30.14% to 25.75%.

The views in this report contained herein were those of the Fund’s Adviser as of December 31, 2013, and may not reflect the Adviser’s views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of the report date. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment or tax advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

Price-to-earnings (P/E) ratio is the valuation of a company’s current share price relative to company earnings.

12	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2013

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Premier Growth Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
DF Dent Premier Growth Fund vs. S&P 500 Index

Average Annual Total Returns
Periods Ended December 31, 2013	Six Months	One Year	Five Years	Ten Years
DF Dent Premier Growth Fund	21.77%	34.51%	21.03%	9.75%
S&P 500 Index	16.31%	32.39%	17.94%	7.41%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.26%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.10% on the first $150 million in Fund net assets and to 0.90% on net assets exceeding the $150 million, through October 31, 2016. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

13	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2013

Shares	Security Description	Value

Common Stock - 100.0%
Consumer Discretionary - 7.2%
263,000	LKQ Corp. (a)	$8,652,700
14,000	Panera Bread Co., Class A (a)	2,473,660
45,000	Signet Jewelers, Ltd.	3,541,500
		14,667,860
Energy - 9.2%
30,000	Concho Resources, Inc. (a)	3,240,000
30,000	Core Laboratories NV	5,728,500
28,000	Range Resources Corp.	2,360,680
62,600	Schlumberger, Ltd.	5,640,886
48,000	Southwestern Energy Co. (a)	1,887,840
		18,857,906
Financials - 15.8%
48,900	American Tower Corp. REIT	3,903,198
40,000	Discover Financial Services	2,238,000
11,500	Markel Corp. (a)	6,674,025
53,000	Moody's Corp.	4,158,910
190,000	SEI Investments Co.	6,598,700
68,000	T. Rowe Price Group, Inc.	5,696,360
45,000	Verisk Analytics, Inc., Class A (a)	2,957,400
		32,226,593
Health Care - 4.2%
40,000	Celgene Corp. (a)	6,758,400
60,000	ExamWorks Group, Inc. (a)	1,792,200
		8,550,600
Industrials - 27.3%
67,000	Clean Harbors, Inc. (a)	4,017,320
130,200	Expeditors International of Washington, Inc.	5,761,350
25,000	Exponent, Inc.	1,936,000
240,600	Fastenal Co.	11,430,906
150,000	Healthcare Services Group, Inc.	4,255,500
80,000	Jacobs Engineering Group, Inc. (a)	5,039,200
44,000	Roper Industries, Inc.	6,101,920
62,000	Stericycle, Inc. (a)	7,202,540
74,000	WageWorks, Inc. (a)	4,398,560
130,000	Waste Connections, Inc.	5,671,900
		55,815,196

Information Technology - 32.8%
80,000	3D Systems Corp. (a)	7,434,400
122,000	ANSYS, Inc. (a)	10,638,400
50,000	Concur Technologies, Inc. (a)	5,159,000
3,000	CoStar Group, Inc. (a)	553,740
82,000	DealerTrack Holdings, Inc. (a)	3,942,560
66,000	NIC, Inc. (a)	1,641,420
160,000	QUALCOMM, Inc.	11,880,000
85,000	Red Hat, Inc. (a)	4,763,400
208,000	Trimble Navigation, Ltd. (a)	7,217,600
37,000	Tyler Technologies, Inc. (a)	3,778,810
45,000	Visa, Inc., Class A	10,020,600
		67,029,930
Materials - 3.5%
69,500	Ecolab, Inc.	7,246,765

Total Common Stock (Cost $119,479,098)	204,394,850
Total Investments - 100.0% (Cost $119,479,098)*	$ 204,394,850
Other Assets & Liabilities, Net – 0.0%	(51,295)
Net Assets – 100.0%	$ 204,343,555

REIT	Real Estate Investment Trust
(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$84,967,688
Gross Unrealized Depreciation	(51,936)
Net Unrealized Appreciation	$84,915,752

See Notes to Financial Statements.	14	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2013

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$204,394,850
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$204,394,850

The Level 1 value displayed in this table is Common Stock. Refer to the Schedule of Investments for a further breakout of each security by industry.

There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2013.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	7.2%
Energy	9.2%
Financials	15.8%
Health Care	4.2%
Industrials	27.3%
Information Technology	32.8%
Materials	3.5%
Other Assets & Liabilities, Net	0.0%
100.0%

See Notes to Financial Statements.	15	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2013

	ASSETS
	Total investments, at value (Cost $119,479,098)	$204,394,850
	Receivables:
	Fund shares sold	165,000
	Investment securities sold	1,685,885
	Dividends and interest	103,923
	Prepaid expenses	14,459
	Total Assets	206,364,117

	LIABILITIES
	Payables:
	Fund shares redeemed	545,571
	Due to custodian	983,176
	Accrued Liabilities:
Adviser	Investment adviser fees	455,762
	Trustees’ fees and expenses	244
	Fund services fees	18,695
	Other expenses	17,114
	Total Liabilities	2,020,562

	NET ASSETS	$204,343,555

	COMPONENTS OF NET ASSETS
	Paid-in capital	$142,615,640
	Accumulated net investment loss	(496,224)
	Accumulated net realized loss	(22,691,613)
	Net unrealized appreciation	84,915,752
	NET ASSETS	$204,343,555
	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	7,789,958
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$26.23

See Notes to Financial Statements.	16	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2013

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $11,595)	$772,399
Interest income	2,779
Total Investment Income	775,178
Adviser
EXPENSES
Investment adviser fees	983,393
Fund services fees	132,347
Custodian fees	9,928
Registration fees	10,732
Professional fees	24,114
Trustees' fees and expenses	3,511
Miscellaneous expenses	15,354
Total Expenses	1,179,379
Fees waived and expenses reimbursed	(143,086)
Net Expenses	1,036,293

NET INVESTMENT LOSS	(261,115)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	9,720,082
Net change in unrealized appreciation (depreciation) on investments	28,590,761
NET REALIZED AND UNREALIZED GAIN	38,310,843
INCREASE IN NET ASSETS FROM OPERATIONS	$38,049,728

See Notes to Financial Statements.	17	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2013	For the Year Ended June 30, 2013
OPERATIONS
Net investment loss	$(261,115)	$(75,106)
Net realized gain	9,720,082	6,988,884
Net change in unrealized appreciation (depreciation)	28,590,761	23,881,841
Increase in Net Assets Resulting from Operations	38,049,728	30,795,619

CAPITAL SHARE TRANSACTIONS
Sale of shares	8,830,401	12,280,833
Redemption of shares	(17,344,762)	(17,154,575)
Decrease in Net Assets from Capital Share Transactions	(8,514,361)	(4,873,742)
Increase in Net Assets	29,535,367	25,921,877

NET ASSETS
Beginning of Period	174,808,188	148,886,311
End of Period (Including line (a))	$204,343,555	$174,808,188

SHARE TRANSACTIONS
Sale of shares	374,410	596,924
Redemption of shares	(699,189)	(881,018)
Decrease in Shares	(324,779)	(284,094)

(a) Accumulated net investment loss	$(496,224)	$(235,109)

See Notes to Financial Statements.	18	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31,		For the Years Ended June 30,
	2013		2013	2012	2011	2010	2009
NET ASSET VALUE, Beginning
of Period	$21.54		$17.73	$17.60	$13.05	$10.94	$16.20
INVESTMENT OPERATIONS
Net investment loss (a)	(0.03)		(0.01)	(0.05)	(0.04)	(0.04)	(0.03)
Net realized and unrealized
gain (loss)	4.72		3.82	0.18	4.59	2.15	(4.96)
Total from Investment Operations	4.69		3.81	0.13	4.55	2.11	(4.99)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	—		—	—	—	—	(0.27)
NET ASSET VALUE, End of Period	$26.23		$21.54	$17.73	$17.60	$13.05	$10.94
TOTAL RETURN	21.77	%(b)	21.49%	0.74%	34.87%	19.29%	(30.64)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$204,344	$174,808		$148,886	$157,655	$123,605	$117,391
Ratios to Average Net Assets:
Net investment loss	(0.27	)%(c)	(0.05)%	(0.28)%	(0.27)%	(0.29)%	(0.25)%
Net expense	1.05	%(c)	1.09%	1.10%	1.10%	1.10%	1.10%
Gross expense (d)	1.20	%(c)	1.26%	1.29%	1.25%	1.27%	1.26%
PORTFOLIO TURNOVER RATE	12	%(b)	19%	14%	21%	8%	16%

(a)				Calculated based on average shares outstanding during each period.
(b)				Not annualized.
(c)				Annualized.
(d)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	19	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2013

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Midcap Growth Fund (the “Fund”) compared with the performance of the benchmark, the Russell Midcap Growth Index ("Russell Midcap Growth"), since inception. The Russell Midcap Growth measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the Russell Midcap Growth includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell Midcap Growth does not include expenses. The Fund is professionally managed while the Russell Midcap Growth is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
DF Dent Midcap Growth Fund vs. Russell Midcap Growth Index

Average Annual Total Returns			Since Inception
Periods Ended December 31, 2013	Six Months	One Year	07/01/11
DF Dent Midcap Growth Fund	24.70%	42.69%	21.34%
Russell Midcap Growth Index	18.34%	35.74%	14.03%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.86%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.10% on the first $150 million in net assets and 0.90% on net assets exceeding $150 million, through October 31, 2016. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

20	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2013

Shares	Security Description	Value

Common Stock - 94.6%
Consumer Discretionary - 5.4%
13,969	LKQ Corp. (a)	$459,580
3,351	Signet Jewelers, Ltd.	263,724
		723,304
Energy - 7.3%
2,749	Concho Resources, Inc. (a)	296,892
1,604	Core Laboratories NV	306,284
4,472	Range Resources Corp.	377,034
		980,210
Financials - 15.4%
5,731	Financial Engines, Inc.	398,190
777	Markel Corp. (a)	450,932
4,824	Moody's Corp.	378,539
13,365	SEI Investments Co.	464,166
5,698	Verisk Analytics, Inc., Class A (a)	374,473
		2,066,300
Health Care - 6.4%
4,904	CareFusion Corp. (a)	195,277
9,271	ExamWorks Group, Inc. (a)	276,925
3,456	Illumina, Inc. (a)	382,303
		854,505
Industrials - 28.9%
5,303	Clean Harbors, Inc. (a)	317,968
6,908	Expeditors International of Washington, Inc.	305,679
2,871	Exponent, Inc.	222,330
14,628	Fastenal Co.	694,976
9,914	Healthcare Services Group, Inc.	281,260
4,871	Jacobs Engineering Group, Inc. (a)	306,824
2,557	Roper Industries, Inc.	354,605
4,128	Stericycle, Inc. (a)	479,550
8,896	WageWorks, Inc. (a)	528,778
8,795	Waste Connections, Inc.	383,726
		3,875,696

Information Technology - 28.4%
4,765	3D Systems Corp. (a)	442,811
6,979	ANSYS, Inc. (a)	608,569
3,367	Concur Technologies, Inc. (a)	347,407
1,405	CoStar Group, Inc. (a)	259,335
7,029	DealerTrack Holdings, Inc. (a)	337,954
6,357	NIC, Inc. (a)	158,099
11,223	RealPage, Inc. (a)	262,394
7,839	Red Hat, Inc. (a)	439,298
18,307	Trimble Navigation, Ltd. (a)	635,253
3,073	Tyler Technologies, Inc. (a)	313,845
		3,804,965
Materials - 2.8%
3,573	Ecolab, Inc.	372,557

Total Common Stock (Cost $8,615,565)	12,677,537
Total Investments - 94.6% (Cost $8,615,565)*	$12,677,537
Other Assets & Liabilities, Net – 5.4%	722,001
Net Assets – 100.0%	$13,399,538

(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,061,972
Gross Unrealized Depreciation	-
Net Unrealized Appreciation	$4,061,972

See Notes to Financial Statements.	21	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2013

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$12,677,537
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$12,677,537

The Level 1 value displayed in this table is Common Stock. Refer to the Schedule of Investments for a further breakout of each security by industry.

There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2013.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	5.4%
Energy	7.3%
Financials	15.4%
Health Care	6.4%
Industrials	28.9%
Information Technology	28.4%
Materials	2.8%
Other Assets & Liabilities, Net	5.4%
100.0%

See Notes to Financial Statements.	22	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2013

ASSETS
Total investments, at value (Cost $8,615,565)	$12,677,537
Cash	766,481
Receivables:
Dividends and interest	6,245
Prepaid expenses	2,672
Total Assets	13,452,935

LIABILITIES
Payables:
Investment securities purchased	33,897
Accrued Liabilities:
Adviser	Investment adviser fees	4,673
Trustees’ fees and expenses	18
Fund services fees	4,846
Other expenses	9,963
Total Liabilities	53,397

NET ASSETS	$13,399,538

COMPONENTS OF NET ASSETS
Paid-in capital	$9,149,269
Accumulated net investment loss	(35,957)
Accumulated net realized gain	224,254
Net unrealized appreciation	4,061,972
NET ASSETS	$13,399,538
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	854,455
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$15.68
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	23	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2013

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $144)	$27,037
Interest income	278
Total Investment Income	27,315

EXPENSES
Investment adviser fees	57,520
Fund services fees	39,544
Custodian fees	2,521
Registration fees	2,934
Professional fees	10,848
Trustees' fees and expenses	201
Miscellaneous expenses	6,313
Total Expenses	119,881
Fees waived and expenses reimbursed	(56,609)
Net Expenses	63,272

NET INVESTMENT LOSS	(35,957)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	502,373
Net change in unrealized appreciation (depreciation) on investments	2,020,796
NET REALIZED AND UNREALIZED GAIN	2,523,169
INCREASE IN NET ASSETS FROM OPERATIONS	$2,487,212

See Notes to Financial Statements.	24	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2013	For the Year Ended June 30, 2013
OPERATIONS
Net investment loss	$(35,957)	$(28,644)
Net realized gain	502,373	176,985
Net change in unrealized appreciation (depreciation)	2,020,796	1,652,522
Increase in Net Assets Resulting from Operations	2,487,212	1,800,863

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(413,592)	-

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,313,138	1,634,533
Reinvestment of distributions	391,979	-
Redemption of shares	(58,565)	(179,484)
Increase in Net Assets from Capital Share Transactions	1,646,552	1,455,049
Increase in Net Assets	3,720,172	3,255,912

NET ASSETS
Beginning of Period	9,679,366	6,423,454
End of Period (Including line (a))	$13,399,538	$9,679,366

SHARE TRANSACTIONS
Sale of shares	88,115	136,480
Reinvestment of distributions	26,360	-
Redemption of shares	(4,120)	(14,946)
Increase in Shares	110,355	121,534

(a) Accumulated net investment loss	$(35,957)	$-

See Notes to Financial Statements.	25	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31, 2013		For the Year Ended June 30, 2013	July 1, 2011 (a) through June 30, 2012
NET ASSET VALUE, Beginning of Period	$13.01		$10.32	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.05)		(0.04)	(0.05)
Net realized and unrealized gain (loss)	3.24		2.73	0.37
Total from Investment Operations	3.19		2.69	0.32
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.52)		—	—
NET ASSET VALUE, End of Period	$15.68		$13.01	$10.32
TOTAL RETURN	24.70	%(c)	26.07%	3.20	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$13,400	$9,679		$6,423
Ratios to Average Net Assets:
Net investment loss	(0.63	)%(d)	(0.38)%	(0.55	)%(d)
Net expense	1.10	%(d)	1.10%	1.10	%(d)
Gross expense (e)	2.08	%(d)	1.86%	3.45	%(d)
PORTFOLIO TURNOVER RATE	21	%(c)	35%	24	%(c)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)		Not annualized.
(d)		Annualized.
(e)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	26	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2013

Dear Fellow Shareholders:

On November 1, 2013, D.F. Dent and Company, Inc. (the “Adviser”), launched its third mutual fund, the DF Dent Small Cap Growth Fund (the “Fund”).  The launch of the Fund follows a lengthy “incubation” period for the product of nearly four years, where we have been building our strategy and developing a list of attractive companies in which to invest.  The new Fund has a similar investment philosophy, strategy and process to that of our first mutual fund launched over twelve years ago, the DF Dent Premier Growth Fund (“Premier Growth”), but the new Fund is somewhat more diversified and focuses primarily on smaller stocks.  The Fund also joins the DF Dent Midcap Growth Fund launched nearly three years ago which invests primarily in medium-size companies and is generally the most concentrated portfolio of the three.  Our firm’s employees have significant investments in all three of the mutual funds.

In this first shareholder letter for your Fund, we thought it would be helpful to lay out some of the principles and investment philosophies that we use to manage it, pointing out key instances in which the management of your Fund might deviate from management of the DF Dent Premier Growth Fund and other instances in which the management is quite similar between the funds.

•
Your Fund will invest at least 80% of its net assets in equity securities of companies with small market capitalization (as defined in your Fund’s prospectus).  This is in contrast to the DF Dent Premier Growth Fund, which invests across a broader market capitalization spectrum.  Premier Growth invests primarily in small-, medium- and large-size companies with a smaller representation in small-size companies compared to your Fund.

•
Your Fund’s portfolio tends to be more diversified than the DF Dent Premier Growth Fund’s portfolio, with typically fifty to eighty investments in your Fund versus typically thirty to forty in Premier Growth.  Smaller capitalization stocks can be more volatile in performance than larger-size companies, so we believe it is prudent to expand the number of holdings.  At the same time, and consistent with the management of all our funds, the strategy is not so diversified as to prohibit us from building meaningful positions in our high-conviction holdings. This Fund is a concentrated small cap fund relative to most of its peers in the market.

•
As with the DF Dent Premier Growth Fund, we focus on selecting individual stocks and do not try to predict when the stock market may rise or fall.  We do not attempt to distinguish ourselves by timing the market.  As with the DF Dent Premier Growth Fund, we conduct detailed fundamental research of our potential portfolio holdings.  This fundamental research has the aim of identifying companies that we believe

➢	Have excellent management teams with proven execution skills;

➢	Possess enduring franchises, leading to a market leadership position in an industry niche now or in the foreseeable future;

➢	Have the potential to deliver on a consistent basis in varied environments; and

27	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2013

➢	Have long-term superior growth characteristics and sustainable earnings prospects.

➢
However, compared to DF Dent Premier Growth Fund, your Fund may opportunistically invest in companies that do not strictly fit the above profile but we believe nonetheless have the potential to generate superior risk-adjusted investment returns.

•
As with the DF Dent Premier Growth Fund, your Fund intends to typically hold investments long-term if they continue to satisfy the Fund’s investment criteria, which tends to result in a low portfolio turnover rate.

•
As with the DF Dent Premier Growth Fund, D.F. Dent and Company’s employees, their families, and the firm’s profit-sharing trust have significant investments in your Fund.  As of December 31, 2013, D.F. Dent and Company’s employees, their families, and the firm’s profit-sharing trust owned over 80% of the Fund shares.

The above principles will continue to guide us in our investment research and portfolio decisions.  We appreciate the confidence you have placed in D.F. Dent and Company and are conscious of the responsibility that you have entrusted to us.  We will continue to work diligently on your behalf.

Respectively Submitted,

Matthew F. Dent	Gary Wu	Austin G. Root

IMPORTANT INFORMATION:

Investing involves risks, including the possible loss of principal. The Fund invests in small- and medium- size companies, which carry greater risk than is customarily associated with larger, more established companies. With non-diversification risk, the Fund will typically invest in securities of fewer issuers, which exposes the Fund to greater market risk. Investing in ADRs (American Depositary Receipt) carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Fund is also subject to other risks, such as REIT risk with possible real estate market declines, which are detailed in the Fund’s prospectus.

The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell Small Cap Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.

28	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2013

The views in this report contained herein were those of the Fund’s Adviser as of December 31, 2013, and may not reflect the Adviser’s views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of the report date. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment or tax advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

29	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2013

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in DF Dent Small Cap Growth Fund (the “Fund”) compared with the performance of the benchmark, the Russell 2000 Growth Index ("Russell 2000 Growth"), since inception. The Russell 2000 Growth, the Fund‘s primary performance benchmark, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the Russell 2000 Growth includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell 2000 Growth does not include expenses. The Fund is professionally managed while the Russell 2000 Growth is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
DF Dent Small Cap Growth Fund vs. Russell 2000 Growth Index

Total Returns	Since Inception
Period Ended December 31, 2013	11/01/13
DF Dent Small Cap Growth Fund	9.30%
Russell 2000 Growth Index	6.83%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund’s current prospectus, the estimated annual operating expense ratio (gross) is 5.80%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.25%, through October 31, 2016. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

30	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2013

Shares	Security Description	Value

Common Stock - 95.7%
Consumer Discretionary - 10.5%
1,149	Aaron's, Inc.	$33,781
514	Dorman Products, Inc. (a)	28,820
302	Hibbett Sports, Inc. (a)	20,297
510	Monro Muffler Brake, Inc.	28,744
175	Steiner Leisure, Ltd. (a)	8,608
		120,250
Consumer Staples - 3.7%
212	Calavo Growers, Inc.	6,415
1,129	Inventure Foods, Inc. (a)	14,971
185	PriceSmart, Inc.	21,375
		42,761
Energy - 5.0%
65	Core Laboratories NV	12,412
600	Laredo Petroleum Holdings, Inc. (a)	16,614
152	Oil States International, Inc. (a)	15,462
257	Unit Corp. (a)	13,266
		57,754
Financials - 11.4%
458	Financial Engines, Inc.	31,822
391	Glacier Bancorp, Inc.	11,648
26	Markel Corp. (a)	15,089
697	OneBeacon Insurance Group, Ltd., Class A	11,027
327	ProAssurance Corp.	15,853
295	Stifel Financial Corp. (a)	14,136
294	Waddell & Reed Financial, Inc., Class A	19,145
161	WSFS Financial Corp.	12,482
		131,202
Health Care - 11.5%
169	Atrion Corp.	50,066
261	Cepheid, Inc. (a)	12,194
340	DexCom, Inc. (a)	12,039
758	ExamWorks Group, Inc. (a)	22,641
424	GenMark Diagnostics, Inc. (a)	5,643
72	MWI Veterinary Supply, Inc. (a)	12,283
301	Novadaq Technologies, Inc. (a)	4,964
192	The Advisory Board Co. (a)	12,225
		132,055
Industrials - 32.0%
729	Beacon Roofing Supply, Inc. (a)	29,364
453	Clean Harbors, Inc. (a)	27,162
1,410	Douglas Dynamics, Inc.	23,716
439	Envestnet, Inc. (a)	17,692
413	Exponent, Inc.	31,983
1,299	Healthcare Services Group, Inc.	36,853
271	Landstar System, Inc.	15,569
72	Middleby Corp. (a)	17,278
190	MSC Industrial Direct Co., Inc.	15,365
2,086	Quality Distribution, Inc. (a)	26,763
897	Raven Industries, Inc.	36,903
902	Rexnord Corp. (a)	24,363
1,393	Wabash National Corp. (a)	17,203
799	WageWorks, Inc. (a)	47,492
		367,706
Information Technology - 21.6%
359	3D Systems Corp. (a)	33,362
168	Badger Meter, Inc.	9,156
111	Concur Technologies, Inc. (a)	11,453
170	CoStar Group, Inc. (a)	31,379
594	DealerTrack Holdings, Inc. (a)	28,559
607	Ellie Mae, Inc. (a)	16,310
193	Liquidity Services, Inc. (a)	4,373
60	Littelfuse, Inc.	5,576
1,032	NIC, Inc. (a)	25,666
208	NVE Corp. (a)	12,122
909	RealPage, Inc. (a)	21,252
145	Shutterfly, Inc. (a)	7,385
264	Trimble Navigation, Ltd. (a)	9,161
315	Tyler Technologies, Inc. (a)	32,171
		247,925
Total Common Stock (Cost $1,018,256)	1,099,653

Total Investments - 95.7% (Cost $1,018,256)*	$1,099,653
Other Assets & Liabilities, Net – 4.3%	49,316
Net Assets – 100.0%	$1,148,969

(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$86,187
Gross Unrealized Depreciation	(4,790)
Net Unrealized Appreciation	$81,397

See Notes to Financial Statements.	31	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2013

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$1,099,653
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$1,099,653

The Level 1 value displayed in this table is Common Stock. Refer to the Schedule of Investments for a further breakout of each security by industry.

There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2013.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	10.5%
Consumer Staples	3.7%
Energy	5.0%
Financials	11.4%
Health Care	11.5%
Industrials	32.0%
Information Technology	21.6%
Other Assets & Liabilities, Net	4.3%
100.0%

See Notes to Financial Statements.	32	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2013

ASSETS
Total investments, at value (Cost $1,018,256)	$1,099,653
Cash	39,156
Receivables:
Dividends and interest	486
From investment adviser	15,324
Prepaid expenses	1,617
Total Assets	1,156,236

LIABILITIES
Accrued Liabilities:
Fund services fees	5,155
Other expenses	2,112
Total Liabilities	7,267

NET ASSETS	$1,148,969

COMPONENTS OF NET ASSETS
Paid-in capital	$1,066,948
Accumulated net investment loss	(280)
Accumulated net realized gain	904
Net unrealized appreciation	81,397
NET ASSETS	$1,148,969
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	105,117
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$10.93
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	33	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND STATEMENT OF OPERATIONS PERIOD ENDED DECEMBER 31, 2013*

INVESTMENT INCOME
Dividend income	$1,511
Interest income	16
Total Investment Income	1,527

EXPENSES
Investment adviser fees	1,446
Fund services fees	16,570
Custodian fees	833
Professional fees	3,841
Miscellaneous expenses	1,898
Total Expenses	24,588
Fees waived and expenses reimbursed	(22,781)
Net Expenses	1,807

NET INVESTMENT LOSS	(280)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	904
Net change in unrealized appreciation (depreciation) on investments	81,397
NET REALIZED AND UNREALIZED GAIN	82,301
INCREASE IN NET ASSETS FROM OPERATIONS	$82,021

* Commencement of operations was November 1, 2013.

See Notes to Financial Statements.	34	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND STATEMENT OF CHANGES IN NET ASSETS

November 1, 2013* through December 31, 2013
OPERATIONS
Net investment loss	$(280)
Net realized gain	904
Net change in unrealized appreciation (depreciation)	81,397
Increase in Net Assets Resulting from Operations	82,021

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,072,948
Redemption of shares	(6,000)
Increase in Net Assets from Capital Share Transactions	1,066,948
Increase in Net Assets	1,148,969

NET ASSETS
Beginning of Period	-
End of Period (Including line (a))	$1,148,969

SHARE TRANSACTIONS
Sale of shares	105,717
Redemption of shares	(600)
Increase in Shares	105,117

(a) Accumulated net investment loss	$(280)
* Commencement of operations.

See Notes to Financial Statements.	35	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	November 1, 2013 (a) through December 31, 2013
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	—	(c)
Net realized and unrealized gain (loss)	0.93
Total from Investment Operations	0.93
NET ASSET VALUE, End of Period	$10.93
TOTAL RETURN	9.30	%(d)

RATIOS/SUPPLEMENTARY DATA

Net Assets at End of Period (000's omitted)	$1,149
Ratios to Average Net Assets:
Net investment loss	(0.19	)%(e)
Net expense	1.25	%(e)
Gross expense (f)	17.01	%(e)
PORTFOLIO TURNOVER RATE	5	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	36	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

Note 1. Organization

DF Dent Premier Growth Fund is a diversified portfolio of Forum Funds (the “Trust”) and DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The DF Dent Premier Growth Fund, the DF Dent Midcap Growth Fund and the DF Dent Small Cap Growth Fund commenced operations on July 16, 2001, July 1, 2011, and November 1, 2013, respectively. The Funds seek long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any

37	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value (“NAV”) than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2013, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision

38	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems shares of the DF Dent Midcap Growth Fund and the DF Dent Small Cap Growth Fund within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – D.F. Dent and Company, Inc. (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from each Fund at an annual rate of 1.00% of each Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution (12b-1) services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for

39	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Fees Waived

The Adviser has contractually agreed to reduce a portion of its fee and reimburse certain expenses through October 31, 2016, for the DF Dent Premier Growth Fund and the DF Dent Midcap Growth Fund, to the extent that total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) exceed 1.10% on the first $150 million of net assets and to the extent that annual operating expenses exceed 0.90% on net assets exceeding $150 million of each Fund. The Adviser has also contractually agreed to reduce a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.25% through October 31, 2016, for the DF Dent Small Cap Growth Fund. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended December 31, 2013, fees waived were as follows:

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
DF Dent Premier Growth Fund	$116,920	$-	$26,166	$143,086
DF Dent Midcap Growth Fund	47,088	-	9,521	56,609
DF Dent Small Cap Growth Fund	1,446	15,324	6,011	22,781

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended December 31, 2013, were as follows:

	Purchases	Sales
DF Dent Premier Growth Fund	$22,494,476	$26,738,486
DF Dent Midcap Growth Fund	2,888,217	$2,304,950
DF Dent Small Cap Growth Fund	1,069,475	$52,123

40	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

Note 6. Federal Income Tax and Investment Transactions

As of June 30, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation	Total
DF Dent Premier Growth Fund	$-	$(32,646,804)	$56,324,991	$23,678,187
DF Dent Midcap Growth Fund	136,982	-	2,039,667	2,176,649

As of December 31, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation	Total
DF Dent Small Cap Growth Fund	$624	$81,397	$82,021

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

For tax purposes, the prior deferred late year ordinary loss was $235,109 (realized during the period November 1, 2012 through June 30, 2013) for the DF Dent Premier Growth Fund. This loss was recognized for tax purposes on the first business day of the Fund’s current fiscal year, July 1, 2013.

As of June 30, 2013, the DF Dent Premier Growth Fund had capital loss carryforwards to offset future capital gains of $2,933,589 and $29,478,106, expiring in 2017 and 2018, respectively.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

41	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2013

Investment Advisory Agreement Approval

At the September 20, 2013 Board meeting, the Board, including the Independent Trustees, considered the approval of the investment advisory agreement between the Adviser and the Trust pertaining to the DF Dent Small Cap Growth Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the DF Dent Small Cap Growth Fund, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser's personnel, operations and financial condition.

Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the DF Dent Small Cap Growth Fund by the Adviser, including information on the investment performance of accounts managed by the Adviser pursuant to a substantially similar strategy to be employed by the DF Dent Small Cap Growth Fund; (2) the estimated costs of the services to be provided and anticipated profitability to the Adviser with respect to its relationship with the DF Dent Small Cap Growth Fund; (3) the advisory fee and total expense ratio of the DF Dent Small Cap Growth Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the DF Dent Small Cap Growth Fund grow and whether the advisory fee enables the DF Dent Small Cap Growth Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the DF Dent Small Cap Growth Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from a senior representative of the Adviser, a due diligence process completed in writing by the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services to be provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the DF Dent Small Cap Growth Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions.

The Board considered the adequacy of the Adviser’s resources and quality of services to be provided by the Adviser under the Advisory Agreement. The Board noted the Adviser’s representation that the firm is financially stable and had the operational capability needed to provide investment advisory services to the DF Dent Small Cap Growth Fund. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the DF Dent Small Cap Growth Fund under the Advisory Agreement.

Cost of Services and Profitability

The Board considered that profits to be realized by the Adviser will be a function of the future growth of assets

42	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2013

in the DF Dent Small Cap Growth Fund. As a result, the Board concluded that the costs of the services to be provided and profits to be realized by the Adviser were not deemed a material factor in approving the Advisory Agreement.

Performance

Recognizing that the DF Dent Small Cap Growth Fund is new and has no performance history, the Board did not consider the performance history of the DF Dent Small Cap Growth Fund. Instead, the Board considered the performance history of an account composite ("Composite") comprised of separately managed accounts similarly managed by the Adviser. The Board noted that the Composite annualized returns for the 1-year, 3-year and since inception periods ended August 31, 2013 outperformed the Russell 2000 Growth Index. Based on the foregoing, the Board concluded that the Adviser’s management of the DF Dent Small Cap Growth Fund could benefit the DF Dent Small Cap Growth Fund and its shareholders.

Compensation

The Board considered the Adviser’s proposed compensation for providing advisory services to the DF Dent Small Cap Growth Fund and analyzed comparative information on actual advisory fee rates (after fee waivers) and total expenses of the DF Dent Small Cap Growth Fund's relevant Lipper Inc. ("Lipper") peer group. The Board noted that the Adviser’s proposed actual advisory fee rate and the DF Dent Small Cap Growth Fund's anticipated total expense ratio were below the median of the DF Dent Small Cap Growth Fund's Lipper peer group. Based on the foregoing, the Board concluded that the Adviser’s proposed advisory fee rate to be charged to the DF Dent Small Cap Growth Fund was reasonable.

Economies of Scale

The Board considered that profits to be realized by the Adviser from the DF Dent Small Cap Growth Fund will be a function of any future growth of assets in the DF Dent Small Cap Growth Fund. As a result, the Board concluded that the costs of the services to be provided and profits to be realized by the Adviser were not a material factor in initially approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that it does not expect to benefit in a material way from its relationship with the DF Dent Small Cap Growth Fund other than the contractual advisory fee, the benefit of increased exposure to the public and potentially providing additional investment options for its current clients. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the DF Dent Small Cap Growth Fund were not a material factor in approving the Advisory Agreement.

43	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2013

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 233-3368 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 233-3368 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 for the DF Dent Premier Growth Fund and the DF Dent Midcap Growth Fund, and November 1, 2013 for the DF Dent Small Cap Growth Fund, through December 31, 2013.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

44	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2013

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2013	December 31, 2013	Period*	Ratio*
DF Dent Premier Growth Fund
Actual	$1,000.00	$1,217.73	$5.87	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.91	$5.35	1.05%
DF Dent Midcap Growth Fund
Actual	$1,000.00	$1,247.01	$6.23	1.10%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.66	$5.60	1.10%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	November 1, 2013	December 31, 2013	Period**	Ratio**
DF Dent Small Cap Growth Fund
Actual	$1,000.00	$1,093.00	$2.15	1.25%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.90	$6.36	1.25%

**
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period (except for the Fund’s actual return information which reflects the 60-day period between November 1, 2013, the commencement date of operations, through December 31, 2013).

45	DF DENT GROWTH FUNDS

TABLE OF CONTENTS

Performance Charts and Analysis	1

Schedules of Investments	3

Statements of Assets and Liabilities	7

Statements of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	11

Additional Information	16

GOLDEN LARGE CAP CORE FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2013

The following chart reflects the change in the value of a hypothetical $10,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Golden Large Cap Core Fund (the “Fund”) compared with the performance of the benchmark, the S&P 500 Index (S&P 500"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Golden Large Cap Core Fund vs. S&P 500 Index

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 206-8610. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares is 0.70%. The Fund's adviser has agreed to contractually reduce a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 0.70% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) for Institutional Shares, through at least October 31, 2014. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

1

GOLDEN SMALL CAP CORE FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2013

The following chart reflects the change in the value of a hypothetical $10,000 investmentin Institutional Shares, including reinvested dividends and distributions, in the Golden Small Cap Core Fund (the “Fund”) compared with the performance of the primary benchmark, the Russell 2000 Index ("Russell 2000"), and the secondary benchmark, the S&P SmallCap 600 Index ("S&P SmallCap 600") since inception. The Russell 2000, is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. The S&P SmallCap 600 is designed to be an accurate measure of the performance of small companies, reflecting the risk and return characteristics of the broader smallcap universe. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $10,000 Investment
Golden Small Cap Core Fund vs. Russell 2000 Index and S&P SmallCap 600 Index

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 206-8610. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares is 1.10%. The Fund's adviser has agreed to contractually reduce a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.10% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) for Institutional Shares, through at least October 31, 2014. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

2

GOLDEN LARGE CAP CORE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2013

AF	Shares	Security Description	Value

Common Stock - 98.8%
Consumer Discretionary - 14.0%
18,939	Comcast Corp., Class A	$984,165
50,071	Ford Motor Co.	772,596
16,462	Hanesbrands, Inc.	1,156,785
11,835	Lear Corp.	958,280
17,240	Lowe's Cos., Inc.	854,242
12,172	Magna International, Inc.	998,834
11,936	The Home Depot, Inc.	982,810
		6,707,712
Consumer Staples - 6.4%
16,205	CVS Caremark Corp.	1,159,792
14,028	Herbalife, Ltd.	1,104,004
9,922	Wal-Mart Stores, Inc.	780,762
		3,044,558
Energy - 9.4%
7,076	Chevron Corp.	883,863
11,628	ConocoPhillips	821,518
9,461	Exxon Mobil Corp.	957,453
12,895	Phillips 66	994,591
140,891	SandRidge Energy, Inc. (a)	855,209
		4,512,634
Financials - 16.8%
61,736	Bank of America Corp.	961,230
7,690	Berkshire Hathaway, Inc., Class B (a)	911,726
17,561	Citigroup, Inc.	915,104
24,133	Lincoln National Corp.	1,245,745
21,383	MetLife, Inc.	1,152,971
29,971	Morgan Stanley	939,891
17,089	The Allstate Corp.	932,034
27,545	The Bank of New York Mellon Corp.	962,422
		8,021,123
Health Care - 15.5%
16,798	AbbVie, Inc.	887,102
5,374	Actavis PLC (a)	902,832
7,514	Amgen, Inc.	857,798
73,558	Boston Scientific Corp. (a)	884,167
7,290	Johnson & Johnson	667,691
6,733	McKesson Corp.	1,086,706
16,460	Omnicare, Inc.	993,526
10,106	United Therapeutics Corp. (a)	1,142,787
		7,422,609
Industrials - 9.9%
36,476	Delta Air Lines, Inc.	1,001,996
12,336	Fluor Corp.	990,458
32,809	General Electric Co.	919,636
18,064	Oshkosh Corp.	910,064
6,673	The Boeing Co.	910,798
		4,732,952
Materials - 3.8%
13,895	Packaging Corp. of America	879,276
21,608	The Dow Chemical Co.	959,395
		1,838,671
Technology - 19.6%
1,669	Apple, Inc.	936,492
36,599	Cisco Systems, Inc.	821,647
11,105	DST Systems, Inc.	1,007,668
75,247	Marvell Technology Group, Ltd.	1,082,052
46,322	Micron Technology, Inc. (a)	1,007,967
20,349	Microsoft Corp.	761,663
21,753	Oracle Corp.	832,270
11,777	QUALCOMM, Inc.	874,442
13,670	SanDisk Corp.	964,282
19,588	Seagate Technology PLC	1,100,062
		9,388,545
Telecommunications - 3.4%
23,269	AT&T, Inc.	818,138
16,961	Verizon Communications, Inc.	833,464
		1,651,602
Total Common Stock (Cost $37,801,931)	47,320,406
Total Investments - 98.8% (Cost $37,801,931)*	$47,320,406
Other Assets & Liabilities, Net – 1.2%	563,323
Net Assets – 100.0%	$47,883,729

PLC	Public Limited Company
(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,660,867
Gross Unrealized Depreciation	(142,392)
Net Unrealized Appreciation	$9,518,475

See Notes to Financial Statements.	3

GOLDEN LARGE CAP CORE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2013

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$47,320,406
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$47,320,406

The Level 1 value displayed in this table is Common Stock. Refer to the Schedule of Investments for a further breakout of each security by industry.

There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2013.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	14.0%
Consumer Staples	6.4%
Energy	9.4%
Financials	16.8%
Health Care	15.5%
Industrials	9.9%
Materials	3.8%
Technology	19.6%
Telecommunications	3.4%
Other Assets & Liabilities, Net	1.2%
100.0%

See Notes to Financial Statements.	4

GOLDEN SMALL CAP CORE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2013

AF	Shares	Security Description	Value

Common Stock - 98.6%
Consumer Discretionary - 11.7%
6,551	Capella Education Co.	$435,249
29,266	LeapFrog Enterprises, Inc. (a)	232,372
66,959	Office Depot, Inc. (a)	354,213
26,686	Ruth's Hospitality Group, Inc.	379,208
21,629	Service Corp. International	392,134
25,007	Smith & Wesson Holdings Corp. (a)	337,344
8,497	Universal Electronics, Inc. (a)	323,821
		2,454,341
Consumer Staples - 6.1%
6,058	Cal-Maine Foods, Inc.	364,874
8,351	Inter Parfums, Inc.	299,049
19,575	Pilgrim's Pride Corp. (a)	318,094
39,583	SUPERVALU, Inc. (a)	288,560
		1,270,577
Energy - 6.0%
13,377	C&J Energy Services, Inc. (a)	309,009
20,450	Renewable Energy Group, Inc. (a)	234,357
8,292	Stone Energy Corp. (a)	286,820
10,215	Western Refining, Inc.	433,218
		1,263,404
Financials - 20.6%
7,637	American Financial Group, Inc.	440,808
9,982	Amtrust Financial Services, Inc.	326,311
10,018	Employers Holdings, Inc.	317,070
7,970	FBL Financial Group, Inc., Class A	356,976
16,869	FXCM, Inc., Class A	300,943
13,107	HFF, Inc., Class A (a)	351,923
20,179	OFG Bancorp	349,904
11,656	PHH Corp. (a)	283,824
5,738	Post Properties, Inc. REIT	259,530
7,043	ProAssurance Corp.	341,445
4,637	StanCorp Financial Group, Inc.	307,201
24,935	Susquehanna Bancshares, Inc.	320,165
21,026	United Community Banks, Inc. (a)	373,211
		4,329,311
Health Care - 14.0%
8,132	Amsurg Corp. (a)	373,421
5,942	Centene Corp. (a)	350,281
9,842	HealthSouth Corp.	327,935
7,531	Insys Therapeutics, Inc. (a)	291,525
15,861	Lannett Co., Inc. (a)	524,999
14,465	NuVasive, Inc. (a)	467,654
35,606	PDL BioPharma, Inc.	300,515
25,308	Select Medical Holdings Corp.	293,826
		2,930,156

Industrials - 17.5%
1,732	AMERCO (a)	411,939
7,729	Deluxe Corp.	403,376
7,581	EMCOR Group, Inc.	321,738
6,395	EnerSys, Inc.	448,225
10,480	ITT Corp.	455,041
8,992	Old Dominion Freight Line, Inc. (a)	476,756
22,174	RPX Corp. (a)	374,741
25,920	Taser International, Inc. (a)	411,610
3,484	UniFirst Corp.	372,788
		3,676,214
Materials - 2.2%
14,431	Coeur Mining, Inc. (a)	156,576
18,683	FutureFuel Corp.	295,192
		451,768
Technology - 17.5%
12,058	Angie's List, Inc. (a)	182,679
20,668	AVG Technologies NV (a)	355,696
14,044	Benchmark Electronics, Inc. (a)	324,135
47,517	Brocade Communications Systems, Inc. (a)	421,476
7,675	Cirrus Logic, Inc. (a)	156,800
11,321	CoreLogic, Inc. (a)	402,235
16,655	Fabrinet (a)	342,427
7,274	j2 Global, Inc.	363,773
17,963	Sanmina Corp. (a)	299,982
25,519	TiVo, Inc. (a)	334,809
14,191	Unisys Corp. (a)	476,392
		3,660,404
Utilities - 3.0%
6,952	New Jersey Resources Corp.	321,460
6,692	The Laclede Group, Inc.	304,754
		626,214

Total Common Stock (Cost $15,748,480)	20,662,389
Total Investments - 98.6% (Cost $15,748,480)*	$20,662,389
Other Assets & Liabilities, Net – 1.4%	302,446
Net Assets – 100.0%	$20,964,835

REIT	Real Estate Investment Trust
(a)	Non-income producing security.

See Notes to Financial Statements.	5

GOLDEN SMALL CAP CORE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2013

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,477,219
Gross Unrealized Depreciation	(563,310)
Net Unrealized Appreciation	$4,913,909

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$20,662,389
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$20,662,389

The Level 1 value displayed in this table is Common Stock. Refer to the Schedule of Investments for a further breakout of each security by industry.

There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2013.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	11.7%
Consumer Staples	6.1%
Energy	6.0%
Financials	20.6%
Health Care	14.0%
Industrials	17.5%
Materials	2.2%
Technology	17.5%
Utilities	3.0%
Other Assets & Liabilities, Net	1.4%
100.0%

See Notes to Financial Statements.	6

GOLDEN FUNDS STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2013

		GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
	ASSETS
Total investments, at value (Cost $37,801,931 and $15,748,480, respectively)		$47,320,406	$20,662,389
	Cash	876,338	81,074
	Receivables:
	Fund shares sold	53,000	-
	Investment securities sold	-	476,623
	Dividends and interest	37,520	18,519
	Total Assets	48,287,264	21,238,605

	LIABILITIES
	Payables:
	Fund shares redeemed	58,065	7,421
	Distributions payable	323,338	250,997
	Accrued Liabilities:
Adviser	Investment adviser fees	22,122	15,343
	Trustees’ fees and expenses	10	9
	Total Liabilities	403,535	273,770

	NET ASSETS	$47,883,729	$20,964,835

	COMPONENTS OF NET ASSETS
	Paid-in capital	$37,902,086	$69,016,950
	Undistributed (distributions in excess of) net investment income	(12)	45,371
	Accumulated net realized gain (loss)	463,180	(53,011,395)
	Net unrealized appreciation	9,518,475	4,913,909
	NET ASSETS	$47,883,729	$20,964,835
	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,710,145	1,343,069
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.91	$15.61

See Notes to Financial Statements.	7

GOLDEN FUNDS STATEMENTS OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2013

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $1,019 and $0, respectively)	$324,124	$160,392
Interest income	668	126
Total Investment Income	324,792	160,518
Adviser
EXPENSES
Investment adviser fees	126,104	115,144
Trustees' fees and expenses	527	378
Total Expenses	126,631	115,522
Fees waived and expenses reimbursed	(527)	(378)
Net Expenses	126,104	115,144

NET INVESTMENT INCOME	198,688	45,374

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	2,709,299	2,332,615
Net change in unrealized appreciation (depreciation) on investments	3,248,744	796,409
NET REALIZED AND UNREALIZED GAIN	5,958,043	3,129,024
INCREASE IN NET ASSETS FROM OPERATIONS	$6,156,731	$3,174,398

See Notes to Financial Statements.	8

GOLDEN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	GOLDEN LARGE CAP CORE FUND		GOLDEN SMALL CAP CORE FUND
June 30, 2012		Shares		Shares
NET ASSETS JUNE 30, 2012	$34,896,218	$34,896,218	$27,426,725	$27,426,725

OPERATIONS
Net investment income	322,514		298,743
Net realized gain	6,449,793		4,785,719
Net change in unrealized appreciation (depreciation)	(1,404,080)		388,344
Increase in Net Assets Resulting from Operations	5,368,227		5,472,806

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(458,420)		-
Net realized gain	(2,619,826)		-
Total Distributions to Shareholders	(3,078,246)		-

CAPITAL SHARE TRANSACTIONS
Sale of shares	5,571,096	483,663	242,001	18,807
Reinvestment of distributions	527,850	49,752	-	-
Redemption of shares	(15,612,872)	(1,357,687)	(13,049,017)	(1,115,159)
Decrease in Net Assets from Capital Share Transactions	(9,513,926)	(824,272)	(12,807,016)	(1,096,352)
Decrease in Net Assets	(7,223,945)		(7,334,210)
June 30, 2013
NET ASSETS JUNE 30, 2013 (Including line (a))	$27,672,273		$20,092,515

OPERATIONS
Net investment income	198,688		45,374
Net realized gain	2,709,299		2,332,615
Net change in unrealized appreciation (depreciation)	3,248,744		796,409
Increase in Net Assets Resulting from Operations	6,156,731		3,174,398

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(341,915)		(289,247)
Net realized gain	(5,379,420)		-
Total Distributions to Shareholders	(5,721,335)		(289,247)

CAPITAL SHARE TRANSACTIONS
Sale of shares	22,809,669	1,675,544	202,849	13,406
Reinvestment of distributions	651,562	52,404	38,250	2,450
Redemption of shares	(3,685,171)	(280,899)	(2,253,930)	(153,071)
Increase (Decrease) in Net Assets from Capital Share Transactions	19,776,060	1,447,049	(2,012,831)	(137,215)
Increase in Net Assets	20,211,456		872,320
NET ASSETS DECEMBER 31, 2013 (Including line (b))	$47,883,729		$20,964,835
(a) Undistributed net investment income June 30, 2013	$143,215		$289,244
(b) Undistributed (distributions in excess of) net investment income December 31, 2013	$(12)		$45,371

See Notes to Financial Statements.	9

GOLDEN FUNDS FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31,		For the Years Ended June 30,
	2013		2013	2012	2011	2010	2009
GOLDEN LARGE CAP CORE FUND
NET ASSET VALUE, Beginning of Period	$12.23		$11.30	$11.10	$8.72	$8.04	$10.82
INVESTMENT OPERATIONS
Net investment income (a)	0.07		0.13	0.11	0.11	0.12	0.14
Net realized and unrealized gain (loss)	2.20		2.09	0.35 (b)	2.40	0.69	(2.81)
Total from Investment Operations	2.27		2.22	0.46	2.51	0.81	(2.67)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.09)		(0.19)	(0.26)	(0.13)	(0.13)	(0.11)
Net realized gain	(1.50)		(1.10)	—	—	—	—
Total Distributions to Shareholders	(1.59)		(1.29)	(0.26)	(0.13)	(0.13)	(0.11)
NET ASSET VALUE, End of Period	$12.91		$12.23	$11.30	$11.10	$8.72	$8.04
TOTAL RETURN	19.16	%(c)	21.68%	4.44%	28.85%	9.90%	(24.65)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$47,884	$27,672		$34,896	$142,756	$156,712	$160,219
Ratios to Average Net Assets:
Net investment income	1.10	%(d)	1.13%	1.06%	1.04%	1.33%	1.66%
Net expense	0.70	%(d)	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expense (e)	0.70	%(d)	0.70%	0.71%	0.70%	0.70%	0.70%
PORTFOLIO TURNOVER RATE	49	%(c)	72%	42%	57%	49%	40%
GOLDEN SMALL CAP CORE FUND
NET ASSET VALUE, Beginning of Period	$13.57		$10.64	$11.10	$7.90	$6.98	$11.09
INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.03		0.16	(0.01)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	2.23		2.77	(0.45)	3.22	0.95	(4.09)
Total from Investment Operations	2.26		2.93	(0.46)	3.20	0.92	(4.11)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.22)		—	—	—	—	—
NET ASSET VALUE, End of Period	$15.61		$13.57	$10.64	$11.10	$7.90	$6.98
TOTAL RETURN	16.62	%(c)	27.54%	(4.14)%	40.51%	13.18%	(37.06)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$20,965		$20,093	$27,427	$53,300	$104,235	$131,370
Ratios to Average Net Assets:
Net investment income (loss)	0.43	%(d)	1.32%	(0.12)%	(0.20)%	(0.39)%	(0.28)%
Net expense	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expense (e)	1.10	%(d)	1.10%	1.11%	1.10%	1.10%	1.10%
PORTFOLIO TURNOVER RATE	33	%(c)	52%	56%	55%	55%	95%

(a)					Calculated based on average shares outstanding during each period.
(b)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such times.

(c)					Not annualized.
(d)					Annualized.
(e)					Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	10

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

Note 1. Organization

Golden Large Cap Core Fund and Golden Small Cap Core Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Institutional Shares and Investor Shares. As of December 31, 2013, Investor Shares had not commenced operations. Golden Large Cap Core Fund seeks to achieve long-term capital appreciation. Golden Small Cap Core Fund seeks to achieve maximum long-term total return. Each Fund commenced operations on September 13, 2005.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular

11

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value (“NAV”) than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2013, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2013, there are no uncertain tax positions that

12

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Golden Capital Management, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.70% and 1.10% of the average daily net assets of Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively. Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the Funds except portfolio transaction expenses, borrowing costs, interest, taxes, and certain compensation and expenses of the Board, any expense each Fund is authorized to pay under Rule 12b-1, and extraordinary or non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution (12b-1) services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

13

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2014, to limit total annual operating expenses to 0.70% for Institutional Shares, of the average daily net assets of each respective class of the Golden Large Cap Core Fund. The Adviser also contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2014, to limit total annual operating expenses to 1.10% for Institutional Shares average daily net assets of each respective class of the Golden Small Cap Core Fund. For the period ended December 31, 2013, fees waived and reimbursed were as follows:

Investment Adviser Reimbursement
Golden Large Cap Core Fund	$527
Golden Small Cap Core Fund	378

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended December 31, 2013, were as follows:

	Purchases	Sales
Golden Large Cap Core Fund	$32,032,647	$18,004,196
Golden Small Cap Core Fund	6,849,924	9,059,011

Note 6. Federal Income Tax and Investment Transactions

As of June 30, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
Golden Large Cap Core Fund	$143,215	$3,244,707	$-	$6,158,325	$9,546,247
Golden Small Cap Core Fund	289,244	-	(55,282,261)	4,055,751	(50,937,266)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales and investments in real estate investment trusts.

14

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

As of June 30, 2013, capital loss carryforwards to offset future capital gains were as follows with the respective expiration dates:

2018
Golden Small Cap Core Fund	$55,282,261

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

15

GOLDEN FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2013

Investment Advisory Agreement Approval

 At the December 13, 2013 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Funds (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser's personnel, operations and financial condition. In addition, the Board noted that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board considered information received at each regularly scheduled meeting including, among other things, information concerning the Funds' performance and related services provided by the Adviser.

Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Funds and Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables each Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from a senior representative of the Adviser, a due diligence process completed in writing by the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for each Fund's investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff.

The Board further considered the adequacy of the Adviser’s resources. The Board noted the Adviser’s representation that the firm is financially stable and has the operational capability needed to provide investment advisory services to the Funds for the foreseeable future. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to each Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing Golden Large Cap Core Fund, the Board considered the performance of Golden Large Cap Core Fund as of September 30, 2013. The

16

GOLDEN FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2013

Board noted that Golden Large Cap Core Fund outperformed its benchmark for the year to date period ended September 30, 2013, The Board also considered Golden Large Cap Core Fund’s performance relative to its Lipper Inc. (“Lipper”) peer group, noting that, based on the preliminary information provided by Lipper, Golden Large Cap Core Fund outperformed two-thirds of its peers for the 1-year, 3-year and 5-year periods ended September 30, 2013.

In connection with a presentation by the Adviser regarding its approach to managing Golden Small Cap Core Fund, the Board considered the performance of Golden Small Cap Core Fund as of September 30, 2013. The Board noted that Golden Small Cap Core Fund underperformed its benchmark for the year to date period ended September 30, 2013. The Board also considered Golden Small Cap Core Fund’s performance relative to its Lipper peer group, noting that, based on the preliminary information provided by Lipper, Golden Small Cap Core Fund outperformed half of its peers for the 1-year and 3-year periods ended September 30, 2013 but underperformed two-thirds of its peers for the 5-year period ended September 30, 2013.

Noting the Adviser's representation that each Fund performed consistently with the Adviser's expectations and based on the foregoing, the Board determined that the Adviser’s management of each Fund could benefit each Fund and its shareholders.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Funds and analyzed comparative information on fee rates, expenses and performance of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate for Golden Large Cap Core Fund was above the median advisory fee rate of its Lipper peer group but that the Funds’ actual total expenses were below the median total expenses of its Lipper peer group. The Board also noted that the Adviser’s actual advisory fee rate for Golden Small Cap Core Fund was above the median advisory fee rate of its Lipper peer group but that its actual total expenses were also below the median total expenses of its Lipper peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to each Fund appeared to be within a reasonable range in light of the services it provides to each Fund.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to each Fund. In this regard, the Board considered the Adviser’s resources devoted to each Fund as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of each Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether either Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that each Fund potentially could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on
17

GOLDEN FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2013

the foregoing information, the Board concluded that economies of scale was not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds was not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (800) 206-8610 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 206-8610 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013, through December 31, 2013.

18

GOLDEN FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2013

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2013	December 31, 2013	Period*	Ratio*
Golden Large Cap Core
Actual	$1,000.00	$1,191.63	$3.87	0.70%
Hypothetical (5% return before taxes)	$1,000.00	$1,021.68	$3.57	0.70%

Golden Small Cap Core
Actual	$1,000.00	$1,166.22	$6.01	1.10%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.66	$5.60	1.10%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

19

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	February 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	February 21, 2014

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	February 21, 2014